                                                                    EXHIBIT 10.5

                                     LEASE



                      METROPOLITAN LIFE INSURANCE COMPANY
                             a New York corporation


                                  as Landlord


                                      and


                              TELEGEN CORPORATION
                            a California corporation


                                   as Tenant



                                 SEAPORT CENTRE
                            REDWOOD CITY, CALIFORNIA

                               TABLE OF CONTENTS

                                                                         PAGE(S)
                                                                         -------

PARAGRAPH 1 -  LEASE OF PREMISES; TERM...................................     1

PARAGRAPH 2 -  BASIC ANNUAL RENT AND RENT ADJUSTMENTS....................     2

PARAGRAPH 3 -  ADDITIONAL RENT...........................................     3

PARAGRAPH 4 -  SECURITY DEPOSIT..........................................     6

PARAGRAPH 5 -  SUBSTITUTED PREMISES......................................     7

PARAGRAPH 6 -  REPAIRS...................................................     7

PARAGRAPH 7 -  IMPROVEMENTS AND ALTERATIONS..............................     8

PARAGRAPH 8 -  LIENS.....................................................    10

PARAGRAPH 9 -  USE OF PREMISES...........................................    11

PARAGRAPH 10 - UTILITIES AND SERVICES....................................    14

PARAGRAPH 11 - RULES AND REGULATIONS.....................................    15

PARAGRAPH 12 - TAXES ON TENANT'S PROPERTY................................    15

PARAGRAPH 13 - FIRE OR CASUALTY..........................................    16

PARAGRAPH 14 - EMINENT DOMAIN............................................    17

PARAGRAPH 15 - ASSIGNMENT AND SUBLETTING.................................    18

PARAGRAPH 16 - ACCESS....................................................    21

PARAGRAPH 17 - SUBORDINATION; ATTORNMENT; ESTOPPEL
               CERTIFICATES..............................................    22

PARAGRAPH 18 - SALE BY LANDLORD..........................................    23

PARAGRAPH 19 - NON-LIABILITY AND INDEMNIFICATION OF LANDLORD;
               INSURANCE.................................................    23

PARAGRAPH 20 - WAIVER OF SUBROGATION.....................................    26

PARAGRAPH 21 - ATTORNEYS' FEES...........................................    27

PARAGRAPH 22 - WAIVER....................................................    28

PARAGRAPH 23 - NOTICES...................................................    28

                                                                         PAGE(S)
                                                                         -------

PARAGRAPH 24 - INSOLVENCY OR BANKRUPTCY..................................    30

PARAGRAPH 25 - DEFAULT...................................................    30

PARAGRAPH 26 - HOLDING OVER..............................................    33

PARAGRAPH 27 - CONDITION OF PREMISES.....................................    33

PARAGRAPH 28 - QUIET POSSESSION..........................................    34

PARAGRAPH 29 - NOTICE OF DAMAGE..........................................    34

PARAGRAPH 30 - GOVERNING LAW.............................................    34

PARAGRAPH 31 - COMMON FACILITIES; PARKING................................    34

PARAGRAPH 32 - SIGNAGE...................................................    35

PARAGRAPH 33 - SUCCESSORS AND ASSIGNS....................................    36

PARAGRAPH 34 - BROKERS...................................................    36

PARAGRAPH 35 - NAME......................................................    36

PARAGRAPH 36 - EXAMINATION OF LEASE......................................    36

PARAGRAPH 37 - INTEREST ON TENANT'S OBLIGATIONS;
               LATE CHARGE...............................................    37

PARAGRAPH 38 - TIME......................................................    37

PARAGRAPH 39 - DEFINED TERMS AND MARGINAL HEADINGS.......................    37

PARAGRAPH 40 - PRIOR AGREEMENTS; SEVERABILITY............................    38

PARAGRAPH 41 - CORPORATE AUTHORITY.......................................    38

PARAGRAPH 42 - NO LIGHT, AIR OR VIEW EASEMENTS...........................    38

PARAGRAPH 43 - LANDLORD'S APPROVALS......................................    39

PARAGRAPH 44 - EXERCISE FACILITY.........................................    39

PARAGRAPH 45 - MISCELLANEOUS.............................................    39

PARAGRAPH 46 - WAIVER OF JURY TRIAL......................................    40

PARAGRAPH 47 - OPTION TO EXTEND..........................................    40

CONSTRUCTION ADDENDUM
---------------------


EXHIBIT A      Site Plan of Project

EXHIBIT B      Site Plan of Premises

EXHIBIT C      Confirmation of Lease Term

EXHIBIT D      Permitted Hazardous Materials

EXHIBIT E      Plans

                                     LEASE

          THIS LEASE is made as of August 1, 1996 by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and TELEGEN CORPORATION, a California corporation ("Tenant").


                             BASIC LEASE PROVISIONS

        1. PREMISES LOCATION: Building One; Phase I of Seaport Centre; 101 Saginaw Drive, Redwood City, California 94063. (A.P.N. 054-321-010)

        2.  RENTABLE AREA:  Approximately 29,921 square feet.

        3. INITIAL BASIC ANNUAL RENT: $412,909.80 ($13.80 per rentable square foot per year)

        4. INITIAL MONTHLY RENTAL INSTALLMENTS: $34,409.15 ($1.15 per rentable square foot)

        5. RENT ADJUSTMENT DATES (AND BASIC ANNUAL RENT AND MONTHLY RENTAL INSTALLMENTS THEREAFTER):

           MONTH                 ANNUAL RENT                MONTHLY INSTALLMENT
           -----                 -----------                -------------------

        Months 01-12             $412,909.80                   $ 34,409.15

        Months 13-24             $430,862.40                   $ 35,905.20

        Months 25-36             $448,815.00                   $ 37,401.25

        Months 37-48             $466,767.60                   $ 38,897.30

        Months 49-60             $484,720.20                   $ 40,393.35

        6.  TENANT'S SHARE OF OPERATING EXPENSES:

            Tenant's Building Share:  48.78%
            Tenant's Phase Share:      9.913%
            Tenant's Project Share:    2.99%

        7.  TERM OF LEASE:  Five (5) Years and Zero (0) Months

        8. COMMENCEMENT DATE: August 1, 1996 (but see Paragraph 1(c) of this Lease).

        9.  EXPIRATION DATE:  Five (5) years after the Commencement Date.

        10. SECURITY DEPOSIT: $50,000 due upon execution and delivery of this Lease by Tenant.

        11.  LISTING BROKER:  Cornish & Carey Commercial

        12.  COOPERATING BROKER:  Dillard Investments

        13. SOLE PERMITTED USE: General office, electronics research and development, laboratory and prototype production of electronics devices, warehousing and distribution of electronics devices; however, in no event in violation of any provision of any rules and regulations for the Project.

        14.  PARKING SPACES:  98.


          IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease Provisions and Paragraphs 1 through 47 which follow, together with the attached Addendum to Office Lease, Construction Addendum and Exhibits A through E inclusive, incorporated herein by this reference, as of the date first above written. The foregoing Basic Lease Provisions are an integral part of this Lease; however, in the event of any conflict between any Basic Lease Provision and the balance of this Lease, the latter shall control.


LANDLORD:

METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation

By: _________________________
Its: ________________________


TENANT:

TELEGEN CORPORATION
a California corporation

By: _________________________
Its: ________________________

                            LEASE OF PREMISES; TERM
                            -----------------------

PARAGRAPH 1

     (a) Seaport Centre.  The real property shown on the map attached hereto as
         --------------
Exhibit A, together with all improvements now or hereafter located on such real
---------
property, is referred to in this Lease as the "Project." The Project is more commonly known as Seaport Centre and is located in Redwood City, California.
The Project is comprised of Phase I, Phase II and Phase III, which are generally designated on Exhibit A, each of which shall individually be referred to in this
              ---------
Lease as a "Phase." The Phase in which the Premises (as defined in Paragraph 1(b) herein) are located is indicated in Item 1 of the Basic Lease Provisions and is referred to in this Lease as "Tenant's Phase." The building in which the Premises are located is indicated in Item 1 of the Basic Lease Provisions and is referred to in this Lease as the "Building." Landlord reserves the right to amend at any time the definition of "Tenant's Phase" (without additional cost to Tenant) to include any other buildings located in the Project which are owned by Landlord, in which event Tenant's Phase Share (as defined in Paragraph 3(a) below) shall be adjusted to reflect the inclusion of any such additional buildings in the definition of "Tenant's Phase."

     (b) Lease of Premises.  Landlord hereby leases to Tenant and Tenant hereby
         -----------------
hires from Landlord, subject to all the terms and conditions hereinafter set forth, those certain premises (the "Premises") described in Items 1 and 2 of the Basic Lease Provisions above and substantially as shown in the floor plan attached hereto as Exhibit B.
                   ---------

     (c) Term.  The term of this Lease (the "Term") shall be as shown in Item 7
         ----
of the Basic Lease Provisions and shall commence on the earlier to occur of (i) the commencement date shown in Item 8 of the Basic Lease Provisions or (ii) the date of Substantial Completion of the Tenant Improvements (defined in the Construction Addendum attached hereto) and issuance of a certificate of occupancy or equivalent document by the City of Redwood City, or (iii) such earlier date as Tenant takes possession or commences use of all or any portion of the Premises for any purpose other than the storage of Tenant's equipment and materials or the construction and installation therein of the Tenant Improvements (the "Commencement Date") and shall expire, if not sooner terminated pursuant to the terms of this Lease, as of the date set forth in Item 9 of the Basic Lease Provisions (the "Expiration Date"). As used herein, "Substantial Completion" of the Tenant Improvements shall mean that the work of constructing the Tenant Improvements shall be complete, as stated in a notice prepared by Landlord's architect, notwithstanding that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use of the Premises (so-called "punchlist" items) remain to be performed or that Tenant's furniture, telephones, telecopiers, photocopiers, computers and other business machines or equipment have not been installed by Tenant. The actual Commencement Date and Expiration Date shall be confirmed by Landlord in the Confirmation of Lease Term attached hereto as Exhibit C upon such commencement.
                   ---------


                     BASIC ANNUAL RENT AND RENT ADJUSTMENTS
                     --------------------------------------

PARAGRAPH 2

     (a) Basic Annual Rent.  Tenant agrees to pay as Basic Annual Rent for the
         -----------------
Premises the initial sum shown in Item 3 of the Basic Lease Provisions, increased as set forth in Paragraph 2(b) below. The Basic Annual Rent shall be payable in equal monthly installments as shown in Items 4 and 5 of the Basic Lease Provisions, each payable in advance and without deduction, abatement or offset. A monthly installment shall be paid to Landlord on the date of this Lease in the full amount and, subsequently, monthly installments shall be paid to Landlord on the first day of the first calendar month commencing after the Commencement Date and continuing on the first day of each calendar month during the Term thereafter. If the Term commences or ends on a day other than the first or last day, respectively, of a calendar month, then the Basic Annual Rent for each such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the total number of days in such calendar month, and such Basic Annual Rent shall be payable at the commencement of such partial month.

     (b) Rent Increases.  The amount of Basic Annual Rent and the Monthly Rental
         --------------
Installments shall be adjusted on each Rent Adjustment Date set forth in Item 5 of the Basic Lease Provisions, to be the amount shown in the Basic Lease Provisions.

     (c) Rent.  Tenant acknowledges and agrees that Landlord has entered into
         ----
this Lease in reliance upon Tenant's agreement to timely pay all of the Basic Annual Rent, the Additional Rent (as defined in Paragraph 3 below) and all other amounts required to be paid under this Lease (including all Addenda and Exhibits hereto and subsequent amendments hereof) and in no event would Landlord have agreed to grant any occupancy rights in and to the Premises to Tenant for less than all such amounts, however described or designated herein. Accordingly, all sums payable by Tenant to Landlord hereunder are sometimes collectively referred to as, and shall collectively constitute, "rent" for all purposes hereunder, at law and in equity.

                                 ADDITIONAL RENT
                                 ---------------

PARAGRAPH 3

          (a) Tenant's Share of Costs.  Tenant shall pay as "Additional Rent"
          --- -----------------------
Tenant's proportionate share ("Tenant's Building Share") of the Building Operating Expenses (as defined below), plus Tenant's proportionate share ("Tenant's Phase Share") of Phase Operating Expenses (as defined below), plus Tenant's proportionate share ("Tenant's Project Share") of Project Operating Expenses (as defined below). Tenant's Building Share shall be the percentage obtained by dividing the rentable square footage of the Premises by the total rentable square footage of the Building and Tenant's Phase Share shall be the percentage obtained by dividing the rentable square footage of the Premises by the total rentable square footage of the Phase. Tenant's Project Share shall be the percentage obtained by dividing the rentable square footage of the Premises by the total rentable square footage of the Project. Tenant's Building Share, Tenant's Phase Share and Tenant's Project Share shall initially be as set forth in Item 6 of the Basic Lease Provisions.

          (b) Operating Expenses Defined.  "Operating Expenses" shall include
              --------------------------
all costs incurred by Landlord in the management, operation, maintenance and repair of the Building, Tenant's Phase and the Project. "Building Operating Expenses" shall include Operating Expenses that are directly and separately identifiable to the operation and maintenance of the Building. "Project Operating Expenses" shall include all Operating Expenses incurred in the operation and maintenance of the Project which are neither Building Operating Expenses nor Operating Expenses directly and separately identifiable to the operation and maintenance of any other office building in the Project. "Phase Operating Expenses" may include Building Operating Expenses that are incurred by each building, including the Building, in Tenant's Phase, and also may include Project Operating Expenses that are separately identifiable to Tenant's Phase. Landlord shall have the right to allocate a particular expense as a Building Operating Expense, Project Operating Expense or Phase Operating Expense; however, in no event shall any portion of Building Operating Expenses, Project Operating Expenses or Phase Operating Expenses be assessed or counted against Tenant more than once.

          (c) Examples of Operating Expenses.  Operating Expenses shall include
              ------------------------------
the following costs, by way of illustration only and not limitation: (1) all "Property Taxes" (as defined below), and all costs and expenses to contest the amount or validity of any of the same; (2) all insurance premiums and other costs (including deductibles), including the cost of rental insurance; (3) all license, permit and inspection fees; (4) all costs of utilities, fuels and related services, including water, sewer, light, telephone, power and steam connection, service and related charges;

(5) all costs to repair, maintain and operate heating, ventilating and air conditioning systems, including, without limitation, preventive maintenance; (6) all janitorial, landscaping and security services; (7) all wages, salaries, payroll taxes, fringe benefits and other labor costs, including the cost of workers' compensation and disability insurance; (8) all costs of operation, maintenance and repair of all parking facilities and other common areas; (9) all supplies, materials, equipment and tools; (10) dues of and expenses and assessments incurred in connection with membership in the Seaport Centre Owners' Association; (11) modifications to the Building or the Project occasioned by any applicable laws, statutes, ordinances, orders, requirements, rules or regulations now or hereafter in effect of any governmental or quasi-governmental authority; (12) the total charges of any independent contractors employed in the care, operation, maintenance, repair and cleaning of the Project, including, without limitation, landscaping, roof maintenance, and repair, maintenance and monitoring of life-safety systems, plumbing systems, electrical wiring and Project signage; (13) the cost of accounting services necessary to compute the rents and charges payable by tenants at the Project; (14) window and exterior wall cleaning and painting; (15) managerial and administrative expenses; (16) all costs in connection with the exercise facility at the Project; (17) all costs and expenses related to Landlord's retention of consultants in connection with the routine review, inspection, testing, monitoring, analysis, and control of Hazardous Materials (defined in Paragraph 9(b) below) and retention of consultants in connection with the clean-up of Hazardous Materials (to the extent not recoverable from a particular tenant of the Project, and excluding costs and expenses arising from the clean-up of Hazardous Materials released on or beneath the Project prior to the Commencement Date hereof), and all costs and expenses related to the implementation of recommendations made by such consultants concerning the use, generation, storage, manufacture, production, storage, release, discharge, disposal or clean-up of Hazardous Materials on, under or about the Premises or the Project (to the extent not recoverable from a particular tenant of the Project, and excluding costs and expenses arising from the clean-up of Hazardous Materials released on or beneath the Project prior to the Commencement Date hereof); (18) all capital improvements made that reduce other Operating Expenses, and all other capital expenditures, but only as amortized over such reasonable period as Landlord shall determine, with a return on capital at the rate of ten percent (10%) per annum or at such higher rate as may have been available to Landlord on funds borrowed for the purpose of constructing such capital improvements; (19) all property management costs and fees, including, without limitation, all costs incurred in connection with the Project property management office; and (20) all fees or other charges incurred in conjunction with voluntary or involuntary membership in any energy conservation, air quality, environmental, traffic management or similar organizations.

          (d) Property Taxes.  "Property Taxes" shall include (1) all real
              --------------
estate taxes, personal property taxes and other taxes, charges and general and special assessments which are levied with respect to any portion of the Building or the Project or any improvements, fixtures, equipment or other property of Landlord, real or personal, located in or about the Building or Project or used in connection with the operation thereof, (2) any tax, surcharge, assessment or service or other fee which shall be levied or collected in addition to or in lieu of real estate or personal property taxes, other than taxes covered by Paragraph 12 below, (3) any service or other fees collected by governmental agencies in addition to or in lieu of property taxes for services provided by such agencies, and (4) any rental, excise, sales, transaction privilege or other tax or levy, however denominated, imposed upon or measured by any rent reserved hereunder or on Landlord's business of leasing the Premises, excepting only net income taxes.

          (e) Statement of Expenses.  Prior to the commencement of the Term and
              ---------------------
of each calendar year thereafter, Landlord shall give Tenant a written estimate of the amount of Operating Expenses for the applicable year, as well as Tenant's share thereof, which amount shall be payable by Tenant as Additional Rent for the ensuing year or portion thereof. During the calendar year that is the subject of Landlord's statement of estimated Operating Expenses, Tenant shall pay such estimated amount to Landlord in twelve (12) equal monthly installments, in advance, on the first (1st) day of each calendar month. Within one hundred twenty (120) days after the end of each calendar year or as soon thereafter as reasonably possible, Landlord shall furnish to Tenant a statement (the "Statement") showing in reasonable detail the actual Building Operating Expenses, Phase Operating Expenses and Project Operating Expenses incurred by Landlord for such period and Tenant's proportionate share thereof in accordance with this Paragraph 3, and Tenant shall within thirty (30) days thereafter make any payment necessary to adjust its previous actual payments to the amount shown as due from Tenant on such annual statement. Any actual overpayment by Tenant shall be credited against installments of Additional Rent next coming due from Tenant under this Paragraph 3. Nothing contained in this Paragraph 3(e) shall be construed to limit the right of Landlord from time to time during any calendar year to revise its estimates of the Operating Expenses which are the subject of this Paragraph and to reflect such revision by prospective adjustments in billings to Tenant for Tenant's monthly installments payable under this Paragraph over the remainder of such year. Tenant's share of such Operating Expenses for any partial year during the Term shall be that proportion of Tenant's Building Share of Building Operating Expenses, Tenant's Phase Share of Phase Operating Expenses and Tenant's Project Share of Project Operating Expenses for the full year which is the same proportion as the number of days in such partial year is to three hundred sixty-five (365).

          (f) Adjustment to Operating Expenses.  Notwithstanding anything to the
              --------------------------------
contrary contained in this Paragraph 3, as to each specific category of Operating Expense which one or more tenants of the Building either pays directly to third parties or specifically reimburses to Landlord (for example, separately contracted janitorial services or property taxes directly reimbursed to Landlord), then, on a category by category basis, the amount of Operating Expenses for the affected period shall be adjusted as follows: (1) all such tenant payments with respect to such category of expense and all of Landlord's costs reimbursed thereby shall be excluded from Operating Expenses and Tenant's Building Share, Tenant's Phase Share or Tenant's Project Share, as the case may be, for such category of Operating Expense shall be adjusted by excluding the square footage of all such tenants, and (2) if Tenant pays or directly reimburses Landlord for such category of Operating Expense, such category of Operating Expense shall be excluded from the determination of Operating Expenses for the purposes of this Lease.

          (g)   Inspection Rights.  (i) Within thirty (30) days after receipt of
                -----------------
the Statement ("Examination Request Period"), Tenant shall be entitled, upon five (5) days prior written notice (made within the Examination Request Period) and during normal business hours at Landlord's office in Foster City, California, or such other place in San Mateo County, California as Landlord shall designate, to copy (at Tenant's expense), inspect, examine and audit those books and records of Landlord relating to the determination of Operating Expenses for the calendar year for which such Statement was prepared. In no event shall Tenant have the right to audit any particular year more than once. If Tenant does not audit any particular year within the time periods set forth in this Paragraph 3(g), the Statement for that year shall be considered final, correct and accepted by Tenant.

          (ii) The initial inspection of Landlord's records may be conducted by a current or former employee of Tenant, a recognized regional accounting firm or such other person designated by Tenant that is reasonably acceptable to Landlord. In connection therewith and in connection with any audit described in Paragraph 3(g)(iii) hereof, Tenant acknowledges that it shall be reasonable for Landlord to object to the proposed use by Tenant of any competitors engaged in the development and ownership of real estate, real estate brokers, or persons engaged in the business of auditing building owners' books and records on a contingent fee basis. If, after inspection and examination of such books and records, which must be conducted within thirty (30) days of such books and records being made available to Tenant ("Examination Period"), Tenant disputes the amounts of Operating Expenses charged by Landlord, Tenant shall have until ten (10) days after the expiration of the Examination Period (the "Audit Request Period"), by written notice to Landlord, to request an independent audit of such books and records, which notice shall specifically describe the item or items disputed by Tenant. Unless Tenant takes written exception to any item or items of Operating Expenses within the Audit Request Period, such Statement shall be considered final, correct and accepted by Tenant.

          (iii) The independent audit of the books and records shall be conducted by a certified public accountant ("CPA") acceptable to both Landlord and Tenant, during normal business hours at Landlord's office in Foster City, California, or such other place in San Mateo County, California as Landlord shall designate, on a date acceptable to Landlord and Tenant but in any event within sixty (60) days after Tenant's notice electing an independent audit as set forth in (ii) above (the "Audit Period"). If, within thirty (30) days after Landlord's receipt of Tenant's notice requesting an audit, Landlord and Tenant are unable to agree on the CPA to conduct such audit, then Landlord shall designate a nationally recognized accounting firm (other than Landlord's then current accounting firm) to conduct such audit. The audit shall occur during the Audit Period and shall not extend beyond five (5) business days. The audit shall be limited to the determination of the amount of Operating Expenses for the subject calendar year. If the audit determines that the amount of Operating Expenses for such year was incorrect, a written audit report shall specifically describe those items of Operating Expenses which are incorrect.

          (iv) If the audit report determines that the amount of Operating Expenses billed to Tenant was incorrect, Tenant shall have fifteen (15) business days after the completion of the audit to send the audit report to Landlord, which report shall include the specific items of Operating Expenses in dispute. If Landlord disagrees with any part of the CPA's determination, then Landlord shall be entitled to meet with the CPA and Tenant to discuss corrections or revisions in the CPA's report, to attempt to resolve any differences for a period of sixty (60) business days after Landlord's receipt of the CPA's written report of its review. The CPA shall take into consideration any comments of Landlord or Tenant and shall issue its final written report, with such corrections or changes as the CPA deems appropriate and consistent with this Lease, within thirty (30) days after termination of discussions with Landlord. If Landlord disagrees with any item of Operating Expense on the CPA's final report, then Landlord may notify Tenant thereof and Tenant may, by written notice to Landlord within ten (10) business days after Landlord notifies Tenant of the items disputed by Landlord, either (i) accept Landlord's determination, in which event such accepted items shall be deemed final, correct and accepted by Tenant, or (ii) elect to submit the dispute to arbitration in accordance with Paragraph 3(g)(v) hereof. If the dispute is submitted to arbitration, only the disputed items shall be the subject of the arbitration, and the remaining portion of such Statement shall be considered final, correct and accepted by Tenant. Landlord shall also submit to Tenant in writing Landlord's opinion of the actual amount of the disputed items of

Operating Expenses for the applicable year, and the CPA's written report shall be deemed to be Tenant's opinion thereof. Unless Tenant elects to submit any particular item to arbitration within the ten-day period set forth above, such Statement shall be considered as final, correct and accepted by Tenant.

          (v) A. Within seven (7) days after Tenant elects arbitration pursuant to Paragraph 3(g) hereof, the parties shall select as an arbitrator a mutually acceptable partner in a Big 6 accounting firm with at least five (5) years' experience in reviewing tenants' operating expenses in Northern California. If either party has had any other business or contractual relationship with any proposed arbitrator within the previous five (5) years, it must disclose this fact in writing. If the parties cannot agree on an arbitrator within such seven
(7) day period, then within a second period of seven (7) days, each shall select and inform the other party of an certified public accountant meeting the aforementioned criteria and within a third period of seven (7) days, the two arbitrators shall select a third arbitrator meeting the aforementioned criteria and which does not have an existing business relationship with either party and the three arbitrators shall determine the amount of the disputed items of Operating Expenses due pursuant to this Paragraph 3(g)(vi). If one party shall fail to make such appointment within said second seven (7) day period, then the arbitrator chosen by the other party shall be the sole arbitrator, who shall determine the actual amount of the disputed items of Operating Expenses due pursuant to this Paragraph.

          B. Once the arbitrators have been selected as provided for above, then, as soon thereafter as practicable but in any case within fourteen (14) days, the arbitrators shall select either the Landlord's opinion or Tenant's (i.e. the CPA's) opinion of the actual amount of Operating Expenses due, and the selection must be the one that is closer to the actual amount of Operating Expenses as determined by the majority of the arbitrators. The arbitrators' selection shall be binding upon Landlord and Tenant. Both Landlord and Tenant shall be entitled to present evidence supporting their respective positions to the panel of three arbitrators. Additionally, if the arbitrators believe that expert advice would materially assist them, they may retain one or more qualified persons, including but not limited to accountants, legal counsel, brokers, architects or engineers, to provide such expert advice. Each party shall bear the costs of its counsel, experts and its arbitrator. The party whose estimate is not chosen by the arbitrators shall also pay the costs and expenses of the third arbitrator and any experts retained by the three arbitrators.

          (vi) If the CPA's final report, or in the event the matter is submitted to arbitration, the arbitrators' final determination, reveals that the amount of Operating Expenses billed to Tenant was incorrect, the appropriate party shall, within thirty

(30) days following the date of such determination, pay to the other party the deficiency or overpayment, as applicable. All costs and expenses of the audit shall be paid by Tenant unless the audit shows that Landlord overstated Operating Expenses for the subject calendar year by more than ten percent (10%), in which case Landlord shall pay all costs and expenses of the audit. Tenant shall keep any information gained from such audit confidential and shall not disclose it to any party except where Tenant is legally required to do so. The exercise by Tenant of its audit rights hereunder shall not relieve Tenant of its obligation to pay prior to the request for an inspection and examination of Landlord's books and records or any audit all sums due hereunder, including, without limitation, the disputed Operating Expenses. If Tenant does not elect to inspect or audit during the Examination Period or the Audit Period, as the case may be, or does not examine the books and records during the Examination Period, or does not cause the books and records to be audited during the Audit Period, or does not arbitrate any disputed item or otherwise exercise any of its rights set forth herein within the time constraints set forth in this Paragraph 3(g), then Landlord's Statement shall conclusively be deemed to be final, correct and accepted by Tenant, and Tenant shall be bound by Landlord's determination.

          (h)   Cap on Controllable Operating Expenses.  During the Initial Term
                --------------------------------------
(as defined in Paragraph 47(a) hereof) only, for each calendar year subsequent to the 1996 calendar year, Controllable Operating Expenses (as hereinafter defined) shall increase no more than ten percent (10%) on a cumulative, compounded basis, over the previous calendar year (except that when computing the cap for the 1997 calendar year, the amount for the 1996 calendar year shall be re-computed as if Tenant had leased the Premises for the entire 1996 calendar year). As used herein, "Controllable Operating Expenses" shall include only (i) employees' salaries and benefits (other than those required by law or union contract) and (ii) payments to third party contractors (but only to the extent comparable services can be obtained from reputable vendors or contractors for lower total payments, and only to the extent of the difference between the actual payment and such lower total payments), and Controllable Operating Expenses shall expressly not include, without limitation, utility payments, insurance premiums, Taxes, and all other expenses not within the control of Landlord.

          By way of example only, assume that the Controllable Operating Expenses (without regard to the application of the cap) for the entire 1996 calendar year is $100, then (1) if actual Controllable Operating Expenses for the 1997 calendar year equal $105, Tenant would be charged $105 in Controllable Operating Expenses, and (2) if actual Controllable Operating Expenses for the 1998 calendar year equal $125, Tenant would be charged $121 in Controllable Operating Expenses, and (3) if actual Controllable Operating Expenses for the 1999 calendar year equal $132, Tenant would be charged $132 in Controllable Operating Expenses, and (4) if actual

Controllable Operating Expenses for the 2000 calendar year equal $150, Tenant would be charged $146.41 in Controllable Operating Expenses.



                                SECURITY DEPOSIT
                                ----------------

PARAGRAPH 4

          Tenant has paid or, upon execution of this Lease, will pay Landlord the sum set forth in Item 9 of the Basic Lease Provisions (the "Security Deposit") as security for the performance of the terms of this Lease by Tenant. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest thereon. If Tenant defaults with respect to any provision of this Lease, including, without limitation, the provisions relating to the payment of rent or the condition of the Premises upon the termination of this Lease, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any rent or other sum in default or any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including, without limitation, costs and attorneys' fees incurred by Landlord to recover possession of the Premises following a default by Tenant hereunder. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days following Landlord's demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so within ten (10) days following Landlord's demand, shall constitute a default hereunder by Tenant. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned, without interest, to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within a reasonable time after the expiration of the Term and surrender of possession of the Premises to Landlord.


                              SUBSTITUTED PREMISES
                              --------------------

PARAGRAPH 5

          Intentionally Omitted.

                                 REPAIRS
                                 -------

PARAGRAPH 6

          (a) Landlord's Repairs.  Subject to Paragraph 6(b), Landlord shall
              ------------------
maintain the structural portions of the Building, the roof, exterior walls and exterior doors, foundation, and underslab standard sewer system of the Building in good, clean and safe condition, and shall use reasonable efforts, through Landlord's program of regularly scheduled preventive maintenance, to keep the Building's standard heating, ventilation and air conditioning ("HVAC") equipment in reasonably good order and condition. Notwithstanding the foregoing, Landlord shall have no responsibility to repair the Building's standard heating, ventilation and air conditioning equipment, and all such repairs shall be performed by Tenant pursuant to the terms of Paragraph 6(b) below. Landlord shall also maintain the landscaping, parking facilities and other common areas of the Project. Except as provided in Paragraphs 13 and 14, there shall be no abatement of rent, no allowance to Tenant for diminution of rental value and no liability of Landlord by reason of inconvenience, annoyance or any injury to or interference with Tenant's business arising from the making of or the failure to make any repairs, alterations or improvements in or to any portion of the Project or in or to any fixtures, appurtenances or equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

          (b) Tenant's Repairs.  Tenant shall, at Tenant's sole cost and
              ----------------
expense, make all repairs to the Premises and fixtures therein which Landlord is not required to make pursuant to Paragraph 6(a) above, including, without limitation, repairs to the interior walls, ceilings and windows of the Premises, the interior doors, Tenant's signage, and the electrical, life-safety, plumbing and heating, ventilation and air conditioning systems located within or serving the Premises and shall maintain the Premises, the fixtures and utilities systems therein, and the area immediately surrounding the Premises (including all garbage enclosures), in a good, clean and safe condition. Tenant shall deliver to Landlord a copy of any maintenance contract entered into by Tenant with respect to the Premises. Tenant shall also, at Tenant's expense, keep any non-standard heating, ventilating and air conditioning equipment and other non-standard equipment in the Building in good condition and repair, using contractors approved in advance, in writing, by Landlord, which approval shall not be unreasonably withheld. Notwithstanding Paragraph 6(a) above, Tenant will pay for any repairs to the Building or the Project which are caused by any negligence or carelessness of Tenant or its assignees, subtenants or employees, or of the respective agents of any of the foregoing persons, or of any other persons permitted in the Building or elsewhere in the Project by Tenant or any of them. Tenant will maintain the Premises, and will leave the Premises upon termination of this Lease, in a safe, clean, neat and sanitary condition.


                          IMPROVEMENTS AND ALTERATIONS
                          ----------------------------

PARAGRAPH 7

          (a) Common Area.  Landlord shall have the right at any time to change
              -----------
the arrangement and location of the common area of the Building or the Project and, upon giving Tenant reasonable notice thereof, to change any name, number or designation by which the Premises, the Building, the Phase or the Project is commonly known.

          (b)  Alterations.
               -----------

          (1) Tenant shall not make any alterations, additions, or improvements of or to the Premises without the prior written consent of Landlord, which Landlord may give or deny in its sole and absolute discretion. At the time such consent is requested, Tenant shall furnish to Landlord for Landlord's written approval (which shall not be unreasonably withheld) the names of Tenant's architect, Tenant's contractor(s) and all subcontractors who will be supplying materials or performing work in connection with such alterations, additions and improvements, a copy of all plans for the proposed work, an estimate of the cost thereof and such other information as shall be requested by Landlord substantiating Tenant's ability to pay for such work. No less than ten (10) days prior to the commencement of any alterations, additions and improvements of or to the Premises, Tenant shall deliver to Landlord certificates of insurance from the carrier(s) providing insurance to Tenant's architect and Tenant's contractor(s) evidencing the following types of coverage in such amounts as are reasonably determined by Landlord to be necessary: (i) professional liability insurance; (ii) commercial general liability insurance; (iii) business automobile liability insurance; (iv) workers' compensation insurance; and (v) umbrella liability insurance. The insurance specified in (i), (ii), (iii) and
(v) above shall name Landlord as an additional insured, and all such policies shall provide that thirty (30) days' written notice must be given to Landlord prior to termination or cancellation. Landlord, at its sole option, may require as a condition to the granting of such consent to any work costing in excess of $10,000, that Tenant provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated costs of the proposed work, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work. Landlord may also require as a condition to Landlord's consent to any alterations, additions or improvements pursuant to this Paragraph 7(b) that, following completion of any such alterations, additions or improvements, Tenant shall provide Landlord with unconditional waivers of lien in statutory form from all parties performing labor and/or supplying equipment and/or materials in connection with such alterations, additions or improvements, including Tenant's architect(s). Before commencing any work, Tenant shall give Landlord at least ten (10) days written notice of the proposed commencement of such work in order to give Landlord an opportunity to prepare, post and record such notice as may be permitted by law to protect Landlord's interest in the Premises and the Building from mechanics' and materialmen's liens. Within a reasonable period following completion of any work, Tenant shall furnish to Landlord, at Tenant's cost, "as built" plans showing the changes made to the Premises including one (1) complete set of reproducible drawings for the entire Premises (including, but not limited to, a floor plan, HVAC, plumbing, electrical and reflected ceiling), including such alterations, additions or improvements.

          (2) All such alterations, additions and improvements shall be made at Tenant's sole expense (including, without limitation, the reasonable cost of any review of Tenant's plans by Landlord's architect and/or Landlord's engineer) and in conformity with plans therefor approved by Landlord in writing prior to the commencement of such work, and such work shall be performed by a contractor(s) approved by Landlord. All work performed by Tenant shall comply with the laws, rules, orders, directions, regulations and requirements of all governmental entities having jurisdiction over such work and shall comply with the rules, orders, directions, regulations and requirements of any nationally recognized board of insurance underwriters. Tenant shall use all commercially reasonable efforts (including, without limitation, scheduling overtime and weekend work) not to interfere with other tenants in the Building and the Project when performing any alterations, additions or improvements. All such alterations, additions or improvements (except movable furniture, furnishings and trade fixtures) shall, at Landlord's option, become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of the Term. Upon any termination of this Lease, Tenant shall, upon demand by Landlord and at Tenant's sole expense, immediately remove any alterations, additions or improvements installed at the Premises and Tenant shall repair and restore the Premises to their original condition, reasonable wear and tear excepted. Any personal property left on the Premises at the expiration or other termination of this Lease may, at the option of Landlord, either be deemed abandoned or be placed in storage at a public warehouse in the name of and for the account of and at the expense and risk of Tenant or otherwise disposed of by Landlord in the manner provided by law; or, alternatively, in the event that Tenant leaves personal property on the Premises following the expiration or other termination of this Lease, Landlord may, in Landlord's sole and absolute discretion, deem Tenant to be holding over pursuant to the terms of Paragraph 26 below. Tenant expressly releases Landlord of and from any and all claims and liability for damage to or destruction or loss of property left by Tenant upon the Premises at the expiration or other termination of this Lease and, to the extent permitted by then applicable law, Tenant shall protect, indemnify, defend and hold Landlord harmless from and against any and all claims and liability with respect thereto.


                                     LIENS
                                     -----

PARAGRAPH 8

          Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant, its assignees or sublessees. In the event that Tenant shall not, within ten
(10) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause such lien to be released by such means as Landlord shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay an equivalent amount to Landlord as rent on Landlord's demand therefor, together with interest at the maximum rate per annum then permitted by law until paid to Landlord. Nothing herein shall imply any consent by Landlord to subject Landlord's estate to liability under any mechanics' or other lien law.

          Tenant shall give Landlord adequate opportunity, and Landlord shall have the right at all times, to post such notices of nonresponsibility as are provided for in the mechanics' lien laws of California.


                                USE OF PREMISES
                                ---------------

PARAGRAPH 9

          (a) Compliance with Law.  Tenant shall use the Premises only as set
              -------------------
forth in Item 13 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose. Tenant shall not use or occupy the Premises in violation of any law or of the certificate of occupancy issued for the Building and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of such certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof.

Tenant shall comply with all covenants, conditions and restrictions affecting the Project, as such may be amended from time to time, and all articles, bylaws and rules of the Seaport Centre Owners' Association; provided that Landlord shall not enact amendments to any of the foregoing if such amendments would prevent Tenant from using the Premises in accordance with this Lease and as permitted under Item 13 of the Basic Lease Provisions. Tenant shall be responsible for obtaining all necessary governmental approvals in connection with Tenant's use of the Premises. Tenant shall not do or permit to be done anything which will invalidate, or increase the cost of, any fire, extended coverage or other insurance policy covering any part of the Project or any property located thereon. Notwithstanding the provisions of Paragraph 3 above, Tenant shall, within ten (10) days following Landlord's demand, reimburse Landlord for the full amount of any additional premium charged for any such policy by reason of Tenant's failure to comply with the provisions of this Paragraph 9(a), it being understood that such demand for reimbursement shall not be Landlord's exclusive remedy. Tenant shall not in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in or upon the Premises.

          (b) Hazardous Materials.  Tenant shall not use, generate, manufacture,
              -------------------
produce, store, release, discharge, or dispose of, on, under or about the Premises or any part of the Project, or transport to or from the Premises or any part of the Project, any Hazardous Material (as defined below) or allow its employees, agents, contractors, licensees, invitees or any other person or entity to do so.

          (1) Notwithstanding the foregoing, Tenant shall be permitted to use and store in, and transport to and from, the Premises the Hazardous Materials ("Permitted Hazardous Materials") identified on Exhibit D hereto and by this
                                                ---------
reference incorporated herein ("Permitted Hazardous Materials List") so long as:
(a) each of the Permitted Hazardous Materials is used or stored in, or transported to and from, the Premises only to the extent necessary for Tenant's operation of its business at the Premises; (b) at no time shall any Permitted Hazardous Material be on, under or about the Premises in excess of the quantity specified therefor in the Permitted Hazardous Materials List, and (c) the conditions set forth in this Paragraph 9(b) are strictly complied with. The right to use and store in, and transport to and from, the Premises the Permitted Hazardous Materials is personal to Telegen Corporation, a California corporation, and any subsidiary corporations of which Telegen Corporation owns at least a fifty percent (50%) interest, and may not be assigned or otherwise transferred by Telegen Corporation without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion. Any consent by Landlord pursuant to Paragraph 15 of this Lease to an assignment, transfer, subletting, mortgage, pledge, hypothecation or encumbrance of this Lease, and any interest therein or right or privilege appurtenant thereto, shall not constitute consent by Landlord to the use or storage in, or transportation to, the Premises of any Hazardous Material (including a Permitted Hazardous Material) by any such assignee, sublessee or transferee unless Landlord expressly agrees otherwise in writing. Any consent by Landlord to the use or storage in, or transportation to or from the Premises, of any Hazardous Material (including a Permitted Hazardous Material) by an assignee, sublessee or transferee of Tenant shall not constitute a waiver of Landlord's right to refuse such consent as to any subsequent assignee or transferee. All amendments to the Permitted Hazardous Materials List shall be made in accordance with Paragraph 9(b)(17) hereof.

          (2) Tenant shall comply with and shall cause Tenant's employees, agents, contractors, licensees and invitees (collectively, "Tenant's Agents") to comply with, and shall keep and maintain the Premises and cause Tenant's Agents to keep and maintain the Premises, in compliance with all Environmental Laws (as defined below). Neither Tenant nor Tenant's Agents shall violate, or cause or permit the Premises to be in violation of, any Environmental Laws.

          Tenant shall, at its own expense prior to Tenant's use and occupancy, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises. Tenant shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed handlers to duly licensed facilities for final disposal of such materials and wastes. Tenant acknowledges that the sewer piping at the Project is made of ABS plastic. Accordingly, without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion, only ordinary domestic sewage is permitted to be put into the drains at the Premises. UNDER NO CIRCUMSTANCES SHALL TENANT EVER DEPOSIT ANY ESTERS OR KETONES (USUALLY FOUND IN SOLVENTS TO CLEAN UP PETROLEUM PRODUCTS) IN THE DRAINS AT THE PREMISES. If Tenant desires to put any substances other than ordinary domestic sewage into the drains, it shall first submit to Landlord a complete description of each such substance, including its chemical composition, and a sample of such substance suitable for laboratory testing. Landlord shall promptly determine whether or not the substance can be deposited into the drains and its determination shall be absolutely binding on Tenant. Upon demand, Tenant shall reimburse Landlord for expenses incurred by Landlord in making such determination. If any substances not so approved hereunder are deposited in the drains in Tenant's Premises, Tenant shall be liable to Landlord for all damages resulting therefrom, including, but not limited to, all costs and expenses incurred by Landlord in repairing or replacing the piping so damaged.

          Tenant agrees to provide Landlord with: (a) a copy of any hazardous material management plan or similar document required by any federal, state or local governmental or regulatory authority to be submitted by Tenant; (b) copies of all permits, licenses and other governmental and regulatory approvals with respect to the use of Hazardous Materials; (c) copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises; and (d) copies of all reports, studies and written results of tests or inspections concerning the Premises or any part of the Project with respect to Hazardous Materials, including, without limitation, the "Plans" hereinafter defined (collectively "Documents"). Tenant shall deliver all Documents to Landlord promptly following the earlier of (i) Tenant's submission of such Documents to the requesting governmental agency, or (ii) Tenant's receipt of such Documents (Tenant hereby agreeing that it shall exercise diligent efforts to expeditiously obtain copies of any such Documents known by Tenant to exist).

          (3) Upon commencing any activity involving Hazardous Materials on the Premises, and continuing thereafter throughout the term of this Lease, Tenant shall initiate and maintain the systems set forth in the following (collectively, "Plans") in order to ensure the routine monitoring of the levels of Hazardous Materials which may be present on, under or about the Premises or any part of the Project or properties adjoining or in the vicinity of the Project as the result of the activities of Tenant or Tenant's Agents and to ensure continued compliance with the procedures and regulations concerning the handling, storage, use and disposal of Hazardous Materials: (a) each permit, license or other governmental or regulatory approval with respect to the use of Hazardous Materials, (b) each Hazardous Materials management plan or similar document required by any federal, state, or local governmental or regulatory entity, (c) each plan for handling and disposing of Hazardous Materials necessary to comply with Environmental Laws prepared by or on behalf of Tenant or Tenant's Agents (whether or not required to be submitted to a governmental agency). Copies of the foregoing described Plans are listed on Exhibit E hereto
                                                               ---------
and attached to this Lease as Exhibits E-1 through E-   .
                              ------------         -----

          (4) Not less often than once each calendar quarter during the term of this Lease, Tenant shall provide Landlord with a written report which shall set forth the results of the monitoring of Hazardous Materials during the previous calendar quarter. Landlord may elect (but shall not be obligated) to retain an independent consultant experienced in the use and management of Hazardous Materials for the purpose of reviewing any information received by Landlord in connection with Hazardous Materials. Pursuant to such review, Landlord's consultant may make recommendations in connection with Tenant's control of Hazardous Materials on the Premises, and Tenant shall implement, at Tenant's sole cost, the recommendations of Landlord's consultant. Landlord's failure to appoint any consultant shall not relieve Tenant of any of Tenant's obligations under this Lease relating to Hazardous Materials nor constitute a waiver of Landlord's rights under this Lease.

          (5) Landlord may install permanent or other testing wells or devices at or about the Premises or any part of the Project, and may cause the ground water to be tested to detect the presence of Hazardous Materials at least once every twelve (12) months during the term of this Lease by the use of such wells or devices as are then customarily used for such purposes. If Tenant so requests in writing, Landlord shall supply Tenant with a copy of any such test results. The costs of any such tests, and the installation, maintenance, repair, removal, closure and replacement of such wells or devices shall be an Operating Expense pursuant to Paragraph 3 of this Lease; provided, however, such costs shall be borne solely by Tenant if Tenant is in breach of its obligations under this Paragraph 9(b) or if the presence of Hazardous Materials is detected and Tenant or Tenant's Agents are responsible therefor. Tenant's obligations under this Paragraph 9(b)(5) shall survive the expiration or earlier termination of this Lease.

          (6) Landlord and its representative shall have the right, at the following times, to enter the Premises and to: (i) conduct any testing, monitoring and analysis for Hazardous Materials; (ii) review any documents, materials, inventory, financial data or notices or correspondence to or from private parties or governmental or regulatory authorities in connection therewith; and (iii) review all storage, use, transportation and disposal facilities and procedures associated with the storage, use, transportation and disposal of Hazardous Materials (collectively, "Inspection"):

          a. Once every three months for the first twelve (12) months after the later of the date Tenant introduces Hazardous Materials to the Premises pursuant to this Paragraph 9(b) or notifies Landlord of such use, and once every twelve
(12) months thereafter throughout the term of this Lease; and

          b. At any time during the term of this Lease if, in Landlord's reasonable judgment, Tenant is breaching its obligation under this Paragraph 9(b) or is not in compliance with any other provision of this Lease.

          All costs and expenses incurred by Landlord in connection with any Inspection pursuant to this Paragraph 9(b)(6) shall, subject to Paragraph 9(b)(15) below, become due and payable by Tenant as Additional Rent, upon presentation by Landlord of an invoice therefor.

          (7) Tenant shall give prompt written notice to Landlord of:

          a. any proceeding or inquiry by, notice from, or order of any governmental authority (including, without limitation, the California State Department of Health Services) with respect to the presence of any Hazardous Material on, under or about the Premises or any part of the Project or the migration thereof from or to other property;

          b. all claims made or threatened by any third party against Tenant, the Premises or any part of the Project relating to any loss or injury resulting from any Hazardous Materials; and

          c. any spill, release, discharge or nonroutine disposal of Hazardous Materials that occurs with respect to the Premises or operations at the Premises by Tenant or Tenant's Agents;

          d. all matters of which Tenant is required to give notice pursuant to Sections 25249.5 et seq. and 25359.7 of the California Health and Safety Code;
                 -- ---
and

          e. Tenant's discovery of any occurrence or condition on, under or about the Premises or any part of the Project or any real property adjoining or in the vicinity of the Premises or the Project that could cause the Premises or any part of the Project to be subject to any restrictions on the ownership, occupancy, transferability or use of the Premises or any part of the Project under any Environmental Law, including without limitation, Tenant's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises or the Project that could cause the Premises or any part of the Project to be classified as "border zone property" under the provisions of California Health and Safety Code Sections 25220 et seq. or any regulation
                                                 -- ---
adopted in accordance therewith, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Premises or any part of the Project under any Environmental Law.

          (8) Landlord shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions affecting the Premises or any part of the Project initiated in connection with any Environmental Law and have its attorneys' fees in connection therewith paid by Tenant. In addition, Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in, under, or about the Premises or the Project (except in the case where loss of life or substantial property damage is imminent or immediate action is required by any governmental entity, in which event Tenant shall take immediate remedial action), nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises or the Project, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto.

          (9) To the fullest extent permitted by law, Tenant shall protect, defend, indemnify and hold harmless Landlord, its directors, officers, partners, employees, agents, successors and assigns from and against any and all claims, fines, judgments, penalties, losses, damages, costs, expenses or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, transportation to or from, or presence of any Hazardous Material on, under or about the Premises or any part of the Project (collectively a "Release") including, without limitation: (a) all foreseeable consequential damages, including, without limitation, loss of rental income and diminution in property value; (b) the costs of any investigation, monitoring, removal, restoration, abatement, repair, cleanup, detoxification or other ameliorative work of any kind or nature (collectively "Remedial Work") and the preparation and implementation of any closure, remedial or other required plans; (c) any injury to or death of persons or damage to or destruction of property; and (d) any failure of Tenant or Tenant's Agents to observe the foregoing covenants. For purposes of this Paragraph 9(b)(9), any acts or omissions of Tenant or Tenant's Agents (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant. Tenant's obligations under this Paragraph 9(b)(9) shall survive the expiration or earlier termination of this Lease.

          In no event shall Landlord be responsible to Tenant for the presence of Hazardous Materials in, on or about the Premises or the Project to the extent caused or contributed to by any third party.

          (10) Within forty-five (45) days following the end of Tenant's fiscal year, Tenant shall provide Landlord with consolidated financial statements prepared in accordance with generally accepted accounting principles consistently applied and certified as true and correct by Tenant's independent certified public accountant setting forth Tenant's performance for the applicable fiscal year. As of the execution of this Lease, Tenant's fiscal year ends __________. Tenant shall provide Landlord with prompt written notice of any change in Tenant's fiscal year. If at any time it reasonably appears to Landlord that Tenant is not maintaining sufficient insurance or is not otherwise financially capable of fulfilling its obligations under this Paragraph 9(b), whether or not such obligations have accrued, become liquidated, conditional or contingent, Tenant shall procure and thereafter maintain in full force and effect such insurance or other form of financial assurance, with or from companies or persons and in forms reasonably acceptable to Landlord, as Landlord may from time to time request.

          (11) Upon any Release, Tenant shall, subject to Paragraph 9(b)(8), promptly notify Landlord of the Release and shall, at its sole expense and immediately after demand by Landlord, commence to perform and thereafter diligently prosecute to completion such Remedial Work as is necessary to restore the Premises, Project or any other property affected by the Release to the condition existing prior to the use of any Hazardous Materials. All such Remedial Work shall be performed: (a) in conformance with the requirements of all applicable Environmental Laws; (b) by one or more contractors, approved in advance in writing by Landlord; and (c) under the supervision of a consulting engineer approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant including, without limita tion, the charges of such contractor(s) and/or the consulting engineer and Landlord's reasonable attorneys' fees and costs incurred in connection with the monitoring or review of such Remedial Work. In the event Tenant shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Landlord may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become immediately due and payable by Tenant. Tenant's obligations under this Paragraph 9(b)(11) shall survive the expiration or sooner termination of this Lease.

          (12) "Hazardous Materials" shall include, without limitation, (i) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" under all present and future federal, state and local laws (whether under common law, statute, rule, regulation or otherwise) relating to the protection of human health or the environment, including, without limitation, California Senate Bill 245 (Statutes of 1987, Chapter 1302), the Safe Drinking Water and Toxic Enforcement Act of 1986 (commonly known as Proposition 65) and the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C.
     -- ---
Section 6901 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C.
             -- ---
Sections 1801, et seq., all as heretofore and hereafter amended, or in any
               -- ---
regulations promulgated pursuant to said laws; (ii) those substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as "hazardous substances" in Section 25316 of the California Health & Safety Code, or in any regulations promulgated pursuant to said laws; (iii) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or designated by the Environmental Protection Agency (or any successor agency) as hazardous substances (see, e.g., 40 CFR Part 302 and amendments
                                 ---  ----
thereto); (iv) such other substances, materials and wastes which are or become regulated under applicable local, state or federal law or by the United States government or which are or become classified as hazardous or toxic under federal, state or local laws or regulations, including, without limitation, California Health & Safety Code, Division 20, and Title 26 of the California Code of Regulations; and (v) any material, waste or substance which contains petroleum, asbestos or polychlorinated biphenyls, is designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act of 1977, 33 U.S.C. Sections 1251, et seq. (33 U.S.C. (S) 1321) or listed pursuant to Section 307 of
               ------
the Clean Water Act of 1977 (33 U.S.C. (S) 1317) or contains any flammable, explosive or radioactive material.

          (13) "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, or regulation now in effect or hereafter enacted pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Premises or any part of the Project, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. section 9601 et seq., and the Resource
                                              -- ---
Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. sections 6901 et seq.
                                                                        -- ---

          (14) In addition to Tenant's obligations pursuant to Paragraph 27(b) of this Lease, Tenant shall, on the expiration or sooner termination of this Lease, surrender the Premises to Landlord free of Hazardous Materials. If Tenant fails to so surrender the Premises and the Project, the provisions of Paragraph 9(b)(9) shall apply. Landlord shall have the right, but not the obligation, to appoint a consultant, at Tenant's expense, to conduct an investigation to determine whether any Hazardous Materials are located in or about the Premises or the Project, and to determine the corrective measures required to remove such Hazardous Materials. Tenant, at its expense, shall comply with all recommendations of the consultant. A failure by Landlord to appoint such a consultant shall in no way relieve Tenant of any of Tenant's obligations set forth in this Lease relating to Hazardous Materials, nor constitute a waiver of Landlord's rights under this Lease. Tenant's obligations under this Paragraph 9(b)(14) shall survive the expiration or earlier termination of this Lease.

          (15) Except as otherwise provided in Paragraphs 9(b)(4) (concerning the implementation of consultant recommendations) and 9(b)(11) (concerning the monitoring and review of Remedial Work), all costs incurred by Landlord in retaining a consultant for any purpose contained in this Paragraph 9(b) shall be an Operating Expense under Paragraph 3 of this Lease unless Landlord retains a consultant pursuant to this Paragraph 9(b), and such consultant reasonably determines after appropriate review of information and/or inspection that Tenant is breaching its obligations under this Lease to comply with this Paragraph 9(b), in which event all costs and expenses incurred by Landlord in connection with any such review, inspection, and/or implementation of recommendations pursuant to this Paragraph 9(b) shall become due and payable by Tenant as Additional Rent, upon presentation by Landlord of an invoice therefor.

          (16) Upon any violation of any of the foregoing covenants, Landlord shall be entitled to exercise all remedies available to a landlord against a defaulting tenant, including but not limited to those set forth in Paragraph 25(b) of this Lease. Without limiting the generality of the foregoing, Tenant expressly agrees that upon any such violation Landlord may, at its option (i) immediately terminate this Lease, or (ii) continue this Lease in effect until compliance by Tenant with its clean-up and removal covenant (notwithstanding the expiration of the Term). No action by Landlord hereunder shall impair the obligations of Tenant pursuant to this Paragraph 9(b).

          (17) Tenant may request permission to use and store in, and transport to and from the Premises Hazardous Materials not identified on the Permitted Hazardous Materials List by delivering to Landlord Tenant's written request containing the following information for each Hazardous Material for which permission is requested: (i) disclosure of the Hazardous Materials classification (i.e., whether toxic, corrosive, combustible, flammable, poisonous or reactive), as the same may be defined in California Code of Regulations, Title 23, Division 4; (ii) the chemical name of such Hazardous Materials; (iii) the maximum amount of such Hazardous Materials which would be on the Premises at any given time; and (iv) a detailed description of how such materials will be transported to and from the Premises and the location and manner in which such Hazardous Materials will be stored on the Premises. Landlord agrees to promptly commence review of Tenant's written request upon receipt of all of the information described in the previous sentence, and Landlord agrees to use commercially reasonable efforts to respond to Tenant's request within ten (10) business days following receipt of such information. In the event Landlord uses a consultant to review Tenant's request, Tenant shall pay the reasonable fees and costs of such consultant within ten (10) business days after Landlord's request for payment. Landlord shall have the right to reasonably disapprove Tenant's request or to impose reasonable conditions or restrictions on the use, storage, handling or transportation of the Hazardous Materials which are the subject of Tenant's request. Without limiting the criteria upon which Landlord can disapprove such request, Landlord shall have the right to disapprove of such request if the use, storage or handling of such additional Hazardous Materials at the Premises could potentially pose an increased risk of contamination, explosion or fire danger to any portion of the Project.

          (c) ADA.  Tenant acknowledges that the Americans with Disabilities Act
              ---
of 1990 (as amended and as supplemented by further laws from time to time, the "ADA") imposes certain requirements upon the owners, lessees and operators of commercial facilities and places of public accommodation, including, without limitation, prohibitions on discrimination against any individual on the basis of disability. Accordingly, but without limiting the generality of and in addition to all other requirements under this Lease, Tenant agrees to take all proper and necessary action to cause the Premises to be maintained, used and occupied in compliance with the ADA and, further, to otherwise assume all responsibility to ensure the Premises' continued compliance with all provisions of the ADA throughout the Term.


                             UTILITIES AND SERVICES
                             ----------------------

PARAGRAPH 10

          (a) Payment by Tenant.  Tenant shall be responsible for and shall pay
              -----------------
promptly all charges for gas, electricity, sewer, heat, light, power, telephone, refuse pickup (to be performed on a regularly scheduled basis so that accumulated refuse does not exceed the capacity of Tenant's refuse bins), janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises, together with all taxes thereon. Tenant shall contract directly with the providing companies for such utilities and services.

          (b) No Abatement of Rent.  Landlord shall not be liable for, and
              --------------------
Tenant shall not be entitled to, any abatement or reduction of rent by reason of any failure or interruption of any utility or other service furnished to the Premises or the Project. No such failure, stoppage, or interruption of any such utility or service shall constitute an eviction of Tenant or relieve Tenant of the obligation to perform any covenant or agreement of this Lease to be performed by Tenant. In the event of any such failure, stoppage or interruption of the utilities or services to be supplied by Landlord, Landlord shall use good faith efforts to have service promptly resumed. Where the cause of any such failure, stoppage or interruption of such utilities or services is within the control of a public utility or other public or quasi-public entity outside Landlord's control, notification to such utility or entity of such failure, stoppage or interruption and request to remedy the same shall constitute "good faith efforts" by Landlord to have service promptly resumed.

                                 RULES AND REGULATIONS
                                 ---------------------

PARAGRAPH 11

          Tenant agrees to abide by all rules and regulations for use of the Premises, the Building, the Phase and the Project imposed by Landlord, as the same may be revised from time to time, including, without limitation, the following: (a) Tenant shall comply with all of the requirements of Landlord's emergency response plan, as the same may be amended from time to time; and (b) Tenant shall not place any furniture, furnishings, fixtures or equipment in the Premises in a manner so as to obstruct the windows of the Premises to cause the Building, in Landlord's good faith determination, to appear unsightly from the exterior. Such rules and regulations are and shall be imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Premises, the Building, the Phase and the Project and as may be necessary for the enjoyment of the Building and the Project by all tenants and their clients, customers, and employees. Landlord shall not be liable for the failure of any tenant or of the agents or employees of any tenant to conform to such rules and regulations.


                           TAXES ON TENANT'S PROPERTY
                           --------------------------

PARAGRAPH 12

          Tenant shall be liable for, and shall pay, at least ten (10) days before delinquency, all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises or against the cost or value of any leasehold improvements made in or to the Premises by or for Tenant regardless of whether title to such improvements shall be in Tenant or Landlord. If any such tax, levy or assessment on Tenant's personal property, trade fixtures or leasehold improvements is levied against Landlord or Landlord's property, or if the assessed value of the Building or the Project is increased by the inclusion therein of a value placed upon such personal property, trade fixtures or leasehold improvements of Tenant and if Landlord pays such taxes, levies or assessment based upon such increased assessment (which Landlord shall have the right to do regardless of the validity thereof), Tenant shall upon demand repay to Landlord the amount of such taxes, levies or assessments so levied against Landlord, or the proportion of any taxes, levies or assessments resulting from such increase in assessment. Tenant shall also be liable for and shall upon demand repay to Landlord the amount of any rental, excise, sales, transaction privilege or other tax or levy, however denominated, imposed upon or measured by the rent reserved hereunder or on Landlord's business of leasing the Premises, excepting only net income taxes, franchise taxes and estate, inheritance or gift taxes.

                               FIRE OR CASUALTY
                               ----------------

PARAGRAPH 13

          (a) Obligation to Restore.  Except as otherwise provided below, in the
              ---------------------
event the Premises or access thereto is wholly or partially destroyed by fire or other casualty covered by the form of fire and extended coverage insurance maintained by Landlord, Landlord shall rebuild, repair or restore the Premises and access thereto to substantially the same condition as when the same were furnished to Tenant, excluding any improvements installed by Tenant, and this Lease shall continue in full force and effect, except that rent shall abate during the period which, and to the extent to which, any portion of the Premises is untenantable and is not used by Tenant. Notwithstanding the foregoing, in no event shall Landlord be required to expend more than the amount of insurance proceeds received by Landlord in respect of any such casualty in connection with Landlord's restoration of the Premises.

          (b) Election Not to Restore.  In the event that the Building is
              -----------------------
damaged or destroyed to the extent of more than twenty-five percent (25%) of its replacement cost or to any extent by a casualty not so covered, or if the buildings at the Project shall be damaged to the extent of fifty percent (50%) or more of the replacement value or to any extent by a casualty not so covered, and regardless of whether or not the Premises be damaged, Landlord may elect by written notice to Tenant given within thirty (30) days after the occurrence of the casualty to terminate this Lease in lieu of so restoring the Premises, in which event this Lease shall terminate as of the date specified in Landlord's notice, which date shall be no later than sixty (60) days following the date of Landlord's notice.

          (c) Restoration.  Upon the occurrence of a casualty as to which
              -----------
Landlord does not elect to terminate this Lease, Landlord shall, within thirty
(30) days after the date of such casualty, or as soon thereafter as reasonably possible, notify Tenant in writing of the time estimated by Landlord to repair or restore the damage caused by such casualty. If Landlord's estimated time to complete such restoration is more than nine (9) months from the date of the occurrence and such damage or destruction materially adversely interferes with Tenant's use of the Premises, Tenant may elect to terminate this Lease by written notice to Landlord given within fifteen (15) days after receipt of Landlord's estimate. If Tenant has the right to terminate this Lease and timely and properly exercises such right, this Lease shall terminate on the date of Tenant's notice to Landlord. If Tenant is not entitled to terminate this Lease or if Tenant is so entitled but fails to do so in time and in the manner herein specified, Landlord shall repair or restore the Premises as promptly as practicable and this Lease shall continue in effect. Landlord shall in no event be obligated to make any repairs or replacement of any items other than those items installed by and at the expense of Landlord. If the Premises are rendered totally untenantable, rent shall abate during the period that the Premises remain untenantable and Tenant does not use the Premises. However, in no event shall Tenant be entitled to any compensation or damages for loss of the use of the whole or any part of the Premises, for damage to Tenant's personal property in or improvements to the Premises or for any inconvenience or annoyance occasioned by any such destruction, rebuilding or restoration of the Premises or the Building or access thereto. Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any present or future laws or case decisions to the same effect.

          (d) Landlord, in repairing the Building and the Premises, shall repair any damage to the Building itself, including any damage to the shell of the Premises as existing as of the date hereof, and Tenant shall pay the cost of repairing or replacing the Tenant Improvements in the Premises existing immediately prior to the occurrence of any damage, and Tenant shall repair or replace all of Tenant's trade fixtures, furnishings, equipment and other personal property. Landlord shall not be required to repair any injury or damage to the personal property of Tenant, or to make any repairs to or replacement of any alterations, additions, improvements or fixtures installed on the Premises by or for Tenant.


                                 EMINENT DOMAIN
                                 --------------

PARAGRAPH 14

          (a) Termination of Lease.  In case the whole of the Premises, or such
              --------------------
part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken by any lawful power or authority by exercise of the right of eminent domain, or shall be sold to prevent such taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to such authority. If at least twenty-five percent (25%) of the leasable area of Tenant's Phase, or twenty-five percent (25%) of the leasable area of the Project, is taken by any lawful power or authority by exercise of the right of eminent domain, or shall be sold to prevent such taking, Landlord may terminate this Lease effective as of the date possession is required to be surrendered to such authority. Landlord may, without any obligation to Tenant, agree to sell or convey to the taking authority the Premises, the Building, Tenant's Phase, the Project or any portion thereof sought by the taking authority, free from this Lease and the right of Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment.

          (b) Partial Taking.  In the event the amount of property or the type
              --------------
of estate taken shall not substantially interfere with Tenant's use of the Premises, and neither Landlord nor Tenant shall have terminated this Lease pursuant to Paragraph 14(a) above, then Landlord shall promptly restore the Premises to substantially their condition prior to such partial taking and this Lease shall continue in full force and effect except that a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be deprived on account of such taking and restoration.

          (c) Awards.  Except as expressly provided herein, Tenant shall not
              ------
because of any taking of all or any portion of the Premises assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award therefor without deduction for any estate or interest of Tenant. Nothing contained in this subparagraph, however, shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the taking authority independent of Landlord, and without in any manner interfering with or reducing any claim of Landlord against the taking authority for, the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority.


                           ASSIGNMENT AND SUBLETTING
                           -------------------------

PARAGRAPH 15

          (a) Landlord's Consent.  Tenant shall not voluntarily or involuntarily
              ------------------
assign, sublet, mortgage or otherwise transfer or encumber all or any portion of its interest in this Lease or in the Premises or permit the use of the Premises by any party other than Tenant without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any such attempted assignment, subletting, mortgaging, transfer or other encumbering without such consent shall be null and void and of no effect. Without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny any proposed assignment or sublease if (1) the use to be made of the Premises by the proposed assignee or subtenant is not generally consistent with the character and nature of all other tenancies in the Project, or (2) the proposed assignee or subtenant uses Hazardous Materials, or (3) the character, reputation or financial responsibility of the proposed assignee or subtenant is not satisfactory to Landlord or in any event is not at least equal to that which was possessed by Tenant as of the date of execution of this Lease, or (4) the proposed assignee or subtenant is an existing tenant in the Project or is negotiating with Landlord or Landlord's representative, or the owner (or the owner's representative) of any other Phase of the Project, to lease space at the Project, or (5) Tenant is in default hereunder, or a condition exists which, with the passage of time or the giving of notice or both, would constitute such a default.

          (b) No Relief.  No permitted assignment, subletting, mortgaging or
              ---------
other encumbering of Tenant's interest in this Lease shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person other than Tenant shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subletting, assignment, mortgaging or other encumbering of the Premises. Consent to an assignment, sublease, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent attempted assignment, sublease, mortgage or other encumbrance.

          (c) Notice to Landlord.  If Tenant desires at any time to assign this
              ------------------
Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (1) the name of the proposed subtenant or assignee, (2) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises, (3) copies of all applicable documentation in connection with the proposed sublease or assignment, and (4) such financial and other information as Landlord may reasonably request concerning the proposed subtenant or assignee.

          (d) Condition to Consent.  As a condition to Landlord's consent to
              --------------------
such assignment or subletting, if the net aggregate rental paid or given by any sublessee or assignee exceeds, on a square foot basis, the amount per square foot payable by Tenant to Landlord for the Premises, then Tenant shall pay to Landlord as additional rental hereunder, monthly as received, twenty-five percent (25%) of such excess rental. Net aggregate rental as used herein shall mean gross rental and additional consideration of any kind or type received by Tenant with respect to the subleased or assigned premises, less the following actual and documented out-of-pocket costs incurred by Tenant (amortized, in the case of a sublease, over the term of said sublease, on a straight line basis):
Tenant's actual costs of any commercially reasonable commission paid by Tenant to a broker independent of Tenant in connection with such sublease or assignment, reasonable legal fees in processing such assignment or subletting, reasonable advertising costs and commercially reasonable costs to remodel or renovate the area subject to such subletting or assignment. "Sublet" and "sublease" shall include a sublease as to which Tenant is sublessor and any sub-sublease or other sub-subtenancy, irrespective of the number of tenancies and tenancy levels between the ultimate occupant and Landlord, as to which Tenant receives any consideration. Tenant shall require on any sublease which it executes that Tenant receive all profit from all sub-subtenancies, irrespective of the number of levels thereof. Any rent or other consideration which is to be passed through to Landlord by Tenant pursuant to this Paragraph 15(d) shall be paid to Landlord promptly upon receipt by Tenant and shall be paid in cash, irrespective of the form in which received by Tenant from any subtenant or assignee. In the event that any rent or other consideration received by Tenant from a subtenant or assignee is in a form other than cash, Tenant shall pay to Landlord in cash the fair value of such consideration.

          (e) Landlord's Election.  At any time within thirty (30) days after
              -------------------
Landlord's receipt of the information specified in Para graph 15(c) above, Landlord may by written notice to Tenant elect to (1) consent to the proposed sublease or assignment; (2) sublease the Premises or the portion thereof so proposed to be subleased by Tenant or take an assignment of Tenant's leasehold estate hereunder or such part thereof as shall be specified in such notice to Landlord, in each case upon the same terms stated in this Lease, and concurrently enter into the proposed sublease or assignment to the proposed subtenant or assignee on the same terms as those offered by Tenant, as the case may be; (3) terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder; or (4) reasonably withhold its consent to the proposed sublease or assignment.

          (f) No Merger.  The voluntary or other surrender of this Lease by
              ---------
Tenant or a mutual cancellation hereof shall not work a merger but shall, at the option of Landlord, either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of such subleases or subtenancies. If Tenant is a corporation which under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed to be a public corporation or is an unincorporated association or partnership, then the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed to be an assignment within the meaning and provisions of this Paragraph 15.

          (g) Assignment of Rent.  Tenant immediately and irrevocably assigns to
              ------------------
Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligation under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent.

          (h) Landlord's Costs.  Tenant agrees to reimburse Landlord for
              ----------------
Landlord's costs and attorneys' fees incurred in conjunction with the processing and documentation of any requested assignment, subletting, transfer, change of ownership or hypothecation of this

Lease or Tenant's interest in and to the Premises which is submitted for approval to Landlord, whether or not Landlord approves the same.

          (i)  Assignment to SERC, Inc..  Notwithstanding Paragraph 15(a)
               ------------------------
hereof, in the event that Tenant merges with SERC, Inc., a Colorado corporation, to create a new corporation entitled Telegen Corporation ("TC"), and provided that all of the assets of Tenant are assigned to TC and the obligations under this Lease are assumed by TC, then (1) Tenant shall not be obligated to obtain Landlord's consent to the assignment of this Lease to TC, and (2) all of the terms of this Paragraph 15 shall apply to such assignment, other than the obligation to obtain Landlord's consent thereto, and other than Paragraphs 15(d) and (e) hereof.

          (j)  Sublease to Affiliates.  Notwithstanding Paragraph 15(a) hereof,
               ----------------------
Tenant shall have the right to sublet the Premises, without obtaining Landlord's prior written consent, to any any subsidiary corporations of which Telegen Corporation owns at least a fifty percent (50%) interest; provided that all of the terms of this Paragraph 15 shall apply to such subleases, other than the obligation to obtain Landlord's consent thereto, and other than Paragraphs 15(d) and (e) hereof.


                                     ACCESS
                                     ------

PARAGRAPH 16

          (a)  Access to Premises.  Subject to the provisions of this Paragraph
               ------------------
16, Landlord reserves and shall have the right to enter the Premises upon twenty-four (24) hours notice (except in case of emergency, when no notice shall be required) to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective purchasers or (during the last six (6) months of the term only) prospective tenants, to post notices of nonresponsibility, to use and maintain pipes and conduits in and through the Premises and to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement of rent. Tenant shall have the right to have a representative of Tenant accompany Landlord when Landlord enters the Premises (except in case of emergency). Landlord may, for the purpose of altering, improving or repairing the Premises or any other portion of the Building, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord shall use commercially reasonable efforts where practicable to conduct such entries and activities in a workmanlike manner so as to reasonably minimize interference with Tenant's ability to conduct its business at the Premises and Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned thereby or arising therefrom. No provision of this Paragraph 16 shall be construed as obligating Landlord to perform any repairs, alterations or decoration not otherwise expressly required of Landlord under this Lease.

          (b)  Restricted Area.  A portion of the Premises may be designated by
               ---------------
Tenant as a "Restricted Area," based upon a commercially reasonable business purpose, such as safety or confidentiality, for doing so. Landlord shall not possess a key to any Restricted Area; provided that (i) Tenant shall cooperate with Landlord in connection with Landlord's rights of access to the Restricted Area; (ii) during Tenant's business hours, Tenant shall always have a representative present to admit Landlord into the Restricted Area, (iii) the foregoing shall be subject to all federal, state and local laws, rules and regulations, including without limitation restrictions imposed by the City of Redwood City or the County of San Mateo Fire Department or other emergency services department, and Tenant shall be responsible for determining whether the access limitations set forth herein comply with all such legal requirements, and
(iv) Tenant shall pay all fees and charges imposed by any governmental authority in connection with the limitations on access set forth herein.

          (c)  Proprietary Area.  A portion of the Premises may be designated by
               ----------------
Tenant as a "Proprietary Area," based upon a commercially reasonable business purpose, such as safety or confidentiality, for doing so. Landlord shall have the right at all times to have and retain a key with which to unlock all of the doors in, upon and about the Proprietary Area, excluding Tenant's vaults and safes therein, if any. Landlord shall not enter any Proprietary Area unless Landlord is accompanied by a representative of Tenant; provided that (i) Tenant shall cooperate with Landlord in connection with Landlord's rights of access to the Proprietary Area; (ii) during Tenant's business hours, Tenant shall always have a representative present to admit Landlord into the Proprietary Area, (iii) the foregoing shall be subject to all federal, state and local laws, rules and regulations, including without limitation restrictions imposed by the City of Redwood City or the County of San Mateo Fire Department or other emergency services department, and Tenant shall be responsible for determining whether the access limitations set forth herein comply with all such legal requirements, and
(iv) Tenant shall pay all fees and charges imposed by any governmental authority in connection with the limitations on access set forth herein.

          (c)  Unrestricted Area.  All portions of the Premises which are not
               -----------------
Restricted Area or Proprietary Area shall be referred to herein as "Unrestricted Area." Landlord shall have the right at all times to have and retain a key with which to unlock all of the doors in, upon and about the Unrestricted Area, excluding Tenant's vaults and safes therein, if any.

          (d)  Emergencies.  Landlord shall have the right to use any and all
               -----------
means which Landlord may deem proper to open doors to the Premises in an emergency in order to obtain entry to the Premises and any such entry shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises or an eviction of Tenant from the Premises or any portion thereof.

          (e) Indemnification.  To the fullest extent permitted by then
              ---------------
applicable law, Tenant shall protect, indemnify and hold Landlord harmless from, and defend Landlord against any and all claims, losses, costs, damages, expenses, or liabilities, including, without limitation, attorneys' fees and costs of defense, for any injury or damage to any person or property whatsoever caused in part or in whole by the restrictions on Landlord's access to the Premises set forth in this Paragraph 16; excluding, however, such damage to the extent caused solely by the gross active negligence or intentional misconduct of Landlord. This indemnity shall not require payment by Landlord as a condition precedent to recovery from Tenant.

               SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES
               ------------------------------------------------

PARAGRAPH 17

          (a) Subordination.  Subject to the last sentence of this Paragraph
              -------------
17(a), this Lease is junior, subject and subordinate to all declarations of restrictions and all mortgages, deeds of trust and other security instruments of any kind now covering the Premises, the Project, or any portion of thereof. Landlord reserves the right to place liens or encumbrances on the Premises, the Project, or any part of or interest in any of the foregoing, and, subject to the last sentence of this Paragraph 17(a), this Lease shall be subject and subordinate to any such liens or encumbrances now or hereafter imposed by Landlord without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing any such subordination of this Lease as may be requested by Landlord. In the event Tenant fails to so execute any such further instrument within ten (10) business days after demand therefor, Landlord may execute such instrument on behalf of Tenant as Tenant's attorney-in-fact (and Tenant hereby makes, constitutes and irrevocably appoints Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute such instruments) and such failure shall constitute a material breach of this Lease. In the event of the foreclosure of any such lien or encumbrance, Tenant shall attorn to the then owner who owns or acquires title to the Premises or the Project and will recognize such owner as Landlord under this Lease. Tenant hereby waives any right to terminate this Lease because of any such foreclosure. Notwithstanding the foregoing, Tenant agrees that if any holder of a mortgage, deed of trust or other security instrument covering the Premises or the Project desires this Lease to be senior to the lien of such mortgage, deed of trust or security instrument, upon written notice from Landlord or such holder to Tenant indicating such desire, this Lease shall automatically become senior to such mortgage, deed of trust or security instrument and Tenant agrees to execute, promptly upon Landlord's or such holder's demand therefor, such instruments as Landlord or such holder shall reasonably require confirming the priority of this Lease, but Tenant's failure to execute such instrument shall not affect such holder's election to cause this Lease to be superior to such holder's lien.

          (b) Estoppel Certificates.  Tenant shall at any time and from time to
              ---------------------
time, upon not less than three (3) days' prior notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and describing the same), the dates through which the Basic Annual Rent, Additional Rent and all other charges have been paid in advance, if any, and stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default. Any such statement delivered pursuant to this Paragraph 17(b) may be relied upon by any prospective purchaser or encumbrancer (and all successors thereof) of any interest of Landlord in or to Tenant's Phase or the Project and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in any such statement or other estoppel certificate supplied to Landlord by Tenant. Tenant's failure to timely deliver any such statement shall be conclusive upon Tenant that (1) this Lease is in full force and effect, without modification except as may be represented by Landlord, (2) there are no uncured defaults in Landlord's performance, and (3) not more than one month's Basic Annual Rent has been paid in advance.


                                SALE BY LANDLORD
                                ----------------

PARAGRAPH 18

          In the event of a sale or conveyance by Landlord of the Premises, such transfer shall operate to release Landlord from any and all liability under this Lease. Subject to the provisions of Paragraph 17 above, Tenant's right to quiet possession of the Premises shall not, however, be disturbed on account of such transfer, so long as Tenant shall pay all rent and observe and perform all provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating to termination contained in this Lease. If any security deposit has been made by Tenant, Landlord may transfer the then balance of such deposit to Landlord's transferee in connection with the sale or conveyance of the Premises, and thereupon Landlord shall be discharged from any further liability in connection with such deposit.


            NON-LIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE
            --------------------------------------------------------

PARAGRAPH 19

          (a) Landlord's Non-Liability.  Except to the extent caused solely by
              ------------------------
the active negligence or intentional misconduct of Landlord, Landlord shall not be liable for any injury or damage which may be sustained by any person or any goods, wares, merchandise or other property of Tenant, of Tenant's employees, invitees or customers or of any other person in or about the Premises resulting from any cause whatsoever (including, without limitation, fire, steam, electricity, gas, water, rain or dampness which may occur, leak or flow from or into any part of the Premises or any other place, any breakage, leakage, obstruction or other defect in the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the Premises, theft, explosion or falling plaster). In no event shall Landlord be liable for any damage arising from any act or neglect of any other tenant of the Project or any of their officers, employees, agents, representatives, customers, visitors or invitees, for any damage to Tenant's property entrusted to employees of Landlord or its agents, for any interference with light or other incorporeal hereditaments or for any damage arising from any latent defect in the Premises or the Project.

          (b) Indemnification.  To the fullest extent permitted by then
              ---------------
applicable law, Tenant shall protect, indemnify and hold Landlord harmless from, and defend Landlord against any and all claims, losses, costs, damages, expenses, or liabilities, including, without limitation, attorneys' fees and costs of defense, for any injury or damage to any person or property whatsoever caused in part or in whole by the act, neglect, fault or omission of Tenant or its assignees, subtenants or agents, of the respective servants, employees or invitees of any of the foregoing persons or of any other persons permitted in the Building or elsewhere in the Project by Tenant or any of such persons; excluding, however, such damage to the extent caused solely by the active negligence or intentional misconduct of Landlord. This indemnity shall not require payment by Landlord as a condition precedent to recovery from Tenant.
In addition, if any person not a party to this Lease shall institute any other type of action against Tenant in which Landlord, involuntarily and without cause, shall be made a party defendant, Tenant shall indemnify Landlord, hold Landlord harmless from, and defend Landlord against any and all claims, losses, costs, damages, expenses or liabilities by reason thereof, except to the extent such claims, losses, costs, damages, expenses or liabilities result directly from Landlord's active negligence or intentional misconduct.

          (c) Tenant's Insurance.  Tenant hereby agrees to maintain in full
              ------------------
force and effect at all times during the Term and any other period of its occupancy or possession of the Premises, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance which afford the following coverages: (1) Worker's Compensation and Employer's Liability Insurance to the extent required by then applicable law, (2) Commercial General Liability Insurance with a Broad Form Liability Endorsement (including protective liability coverage on operations of independent contractors engaged in construction, coverage of Tenant's indemnity obligations under this Lease and blanket contractual liability insurance) on an "occurrence" basis against claims for "personal injury" liability, including, without limitation, bodily injury, death and property damage liability, with a limit of not less than Three Million Dollars ($3,000,000) in the event of "personal injury" to any number of persons or of damages to property arising out of any single "occurrence,"

(3) insurance against loss or damage by fire and such other risks and hazards as are insurable under then applicable standard forms of "all risk" fire and extended coverage insurance policies to all of the Tenant Improvements and the personal property, furniture, furnishings and fixtures belonging to Tenant used or located in the Premises for not less than one hundred percent (100%) of the actual replacement value thereof (the proceeds of which insurance, so long as this Lease remains in effect, shall be used to repair or replace such personal property, furnishings and fixtures in the Premises; provided, however, that upon any termination of this Lease pursuant to Paragraph 13 above, all such proceeds shall be the property of Landlord), and (4) business interruption or loss of income insurance in an amount equal to the Basic Annual Rent for a period of at least twelve (12) months commencing with the date of loss (the proceeds of which insurance shall be paid to Landlord to the extent of any abatement of rent under the Lease).

          (d) Deductibles.  Tenant may, with the prior written consent of
              -----------
Landlord, elect to have reasonable deductibles in connection with the policies of insurance required to be maintained by Tenant under Paragraph 19(c)(3) above.

          (e) Certificates of Insurance.  Tenant shall deliver to Landlord at
              -------------------------
least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance from the carrier providing such insurance evidencing the above coverages with limits not less than those specified above. Such certificates, with the exception of worker's compensation, shall designate Landlord, each of its partners, subsidiaries, affiliates, directors, agents and employees, as additional insureds and shall expressly provide that the interest of such persons therein shall not be affected by any breach by Tenant of any policy provision for which such certificates evidence coverage. Further, each such certificate shall expressly provide that no less than thirty (30) days' prior written notice shall be given to Landlord in the event of a material alteration to or cancellation of the coverages evidenced by such certificate. The insurance which Tenant is required to maintain in force and effect under this Paragraph 19 shall be primary insurance as respects Landlord (and any other additional insureds designated by Landlord) and not excess over or contributory with any other available insurance. Certificates of insurance evidencing the liability insurance coverage required under Paragraph 19(c)(2) above shall contain an endorsement providing, in substance, that such insurance as is afforded thereby for the benefit of Landlord (and any other additional insureds designated by Landlord) shall be primary and any insurance carried by Landlord (and any other such additional insureds) shall be excess and not contributory.

          (f) Increase in Coverage.  Upon demand, Tenant shall provide Landlord,
              --------------------
at Tenant's expense, with such increased amounts of existing insurance and such other coverages and insurance as Landlord may reasonably require.

          (g) No Co-Insurance.  If on account of the failure of Tenant to comply
              ---------------
with the provisions of this Paragraph 19, Landlord or any other person is adjudged a co-insurer by its insurance carrier, then any loss or damage which Landlord or such other person shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

          (h) Insurance Limits.  Landlord makes no representation that the
              ----------------
limits of liability specified to be carried by Tenant under this Lease are adequate to protect Tenant against Tenant's undertaking under this Lease. In the event Tenant believes that any such required coverage is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate. In no event shall the limits of any coverage maintained by Tenant pursuant to this Paragraph 19 be considered as limiting Tenant's liability under this Lease.

          (i) Consequential Damages.  In no event shall Landlord be liable to
              ---------------------
Tenant for any damage by reason of loss of profits, business interruption or other consequential damage.

          (j) General Requirements.  All insurance required to be carried by
              --------------------
Tenant hereunder shall be with companies reasonably acceptable to Landlord. All policies and certificates delivered by Tenant pursuant to this Paragraph shall contain liability limits not less than those set forth herein, shall list all additional insureds and shall specify all endorsements and special coverages required by this Paragraph. Any insurance required to be maintained by Tenant may be maintained pursuant to so-called "blanket" policies of insurance so long as the Premises are specifically identified therein (by endorsement or otherwise) as included in the coverage provided and such policies otherwise comply with the provisions of this Lease.


                             WAIVER OF SUBROGATION
                             ---------------------

PARAGRAPH 20

          (a) Without affecting any other rights or remedies hereunder, at law or in equity, Landlord and Tenant each hereby waives all rights of recovery against the other, any other tenant or occupant in the Building or the Project and all officers, employees, agents, representatives, customers and business visitors of such persons for loss of or damage to property at the Project arising from any cause insured against under any policy of all-risk insurance either required to be carried by such waiving party pursuant to the provisions of this Lease or actually carried by such waiving party.

The foregoing waiver shall be effective whether or not such waiving party shall actually obtain and maintain the "all risk" insurance required pursuant to this Lease. Tenant shall, upon obtaining the policies of insurance which it is required to maintain under this Lease, give notice to its insurance carriers that the foregoing waiver of subrogation is contained in this Lease.

          (b) In the event either Landlord or Tenant notifies the other that an insurer under any policy described in Paragraph 20(a) above has refused to consent to or permit the waiver of subrogation thereunder in any fashion or has conditioned the same upon the payment of an additional premium, then such waiver shall be of no force or effect with respect to loss or damage covered by such policy during the period commencing five (5) business days after such other party's receipt of such notice and continuing until such insurer reinstates such consent; provided, however, that if such other party elects to reimburse the notifying party for any required additional premium, the notifying party shall obtain such insurer's consent.


                                ATTORNEYS' FEES
                                ---------------

PARAGRAPH 21

          In the event any party to this Lease brings any suit or other proceeding with respect to the subject matter or enforcement of this Lease (including all addenda and exhibits hereto), the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover reasonable attorneys' fees, expenses and costs of investigation as actually incurred (including, without limitation, attorneys' fees, expenses and costs of investigation incurred in appellate proceedings or in connection with the enforcement or collection of any judgment obtained in any suit or other proceeding with respect to the subject matter or enforcement of this Lease, costs incurred in establishing any right to indemnification, or in any action or participation, or in connection with, any case or proceeding under Chapters 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Section 101

et seq., or any successor statutes).  The parties hereto expressly agree that
------
(i) any attorneys' fees incurred in connection with the enforcement or collection of any judgment obtained in any suit or other proceeding with respect to the subject matter or enforcement of this Lease shall be recoverable as a separate item, (ii) the provisions of this Paragraph 21 shall survive the entry of any judgment with respect to the subject matter or enforcement of this Lease, and (iii) the provisions of this Paragraph 21 will not merge, or be deemed to have merged, into any such judgment.

                                 WAIVER
                                 ------

PARAGRAPH 22

          No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the Term, including, without limitation, Tenant's delivery of the keys to the Premises to any employee or agent of Landlord, shall operate as or be deemed to be a termination of this Lease, a surrender of the Premises or an acceptance of a surrender of the Premises unless expressly stated in a writing signed by Landlord. The acceptance of any rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in a writing signed by Landlord. The acceptance of any payment from a debtor-in-possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate shall not constitute a waiver of or cure a default under Paragraphs 15 or 24 hereof.


                                    NOTICES
                                    -------

PARAGRAPH 23

          (a) Any notice required by law to be given by Landlord to Tenant as a condition to the filing of an action alleging an unlawful detainer of the Premises, including, without limitation, any three (3) days' notice under
Section 1161(2) or (3) of the California Code of Civil Procedure, and any service of process made by Landlord in connection with any action arising out of or related to this Lease or the Premises shall be effective only if in writing and either sent by registered or certified mail, return receipt requested, or delivered personally to Tenant either (1) at the Premises, or (2) at any place where Tenant or any agent or employee of Tenant may be found.

          (b) Except as otherwise expressly provided in this Lease, any notice, demand, request or other communication not described in (a) above given or required to be given by Landlord hereunder shall be effective only if in writing and either sent by registered or certified mail, return receipt requested, or by recognized overnight courier or delivered personally to the following:

                         Telegen Corporation
                         101 Saginaw Drive
                         Redwood City, CA 94063

          (c) Except as otherwise expressly provided in this Lease, any notice, demand, request or other communication given or required to be given by Tenant hereunder shall be effective only if in writing and either sent by registered or certified mail, return receipt requested, or by recognized overnight courier or delivered personally to each of the following:

                  (1) METROPOLITAN LIFE INSURANCE COMPANY
                  101 Lincoln Centre Drive, Sixth Floor
                  Foster City, California 94404
                  Attention:  Assistant Vice President

                  (2) METROPOLITAN LIFE INSURANCE COMPANY
                  101 Lincoln Centre Drive, Sixth Floor
                  Foster City, California  94404
                  Attention:  Associate General Counsel

                  (3) LINCOLN PROPERTY COMPANY N.C., INC.
                  101 Lincoln Centre Drive, Fourth Floor
                  Foster City, California  94404
                  Attention:  Director of Property Management,
                              Seaport Centre

          (d) Tenant and Landlord may designate new addresses for notice for the purposes of (b) or (c) above (however, in no event may any party have more than four (4) separate designations at any one time) by notice given to the other in accordance with the provisions of this Paragraph 23.

          (e) Any notice hereunder shall be deemed effectively given upon its delivery or the addressee's refusal to accept delivery as indicated by the person attempting such personal delivery, by the applicable return receipt, if sent by registered or certified mail, or by similar advice from the recognized courier company, as the case may be.


                            INSOLVENCY OR BANKRUPTCY
                            ------------------------

PARAGRAPH 24

          (a) Prior to Term.  If at any time prior to the date herein fixed as
              -------------
the commencement of the Term there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors (collectively, an "Insolvency Event"), this Lease shall ipso facto be canceled
                                                        ---- -----
and terminated and in such event neither

Tenant nor any person claiming through or under Tenant or by virtue of any statute or by an order of any court shall be entitled to possession of the Premises and Landlord, in addition to the other rights and remedies given by Paragraph 25(b) hereof or by virtue of any other provision in this Lease contained or by virtue of any statute or rule of law, may retain as damages any rent, security, deposit or moneys received by it from Tenant or others on behalf of Tenant.

          (b) No Assignment.  In no event shall this Lease be assigned or
              -------------
assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency or reorganization proceeding.


                                    DEFAULT
                                    -------

PARAGRAPH 25

          (a) Default by Tenant.  The occurrence of any of the following shall
              -----------------
constitute a material default and breach of this Lease by Tenant:

          (1) Any failure by Tenant to pay rent or to make any other payment required to be made by Tenant hereunder at the time specified for payment.

          (2) Any abandonment or vacation of the Premises by Tenant.

          (3) Any warranty, representation or statement made or furnished by Tenant to Landlord at any time in connection with this Lease or any other agreement to which Tenant and Landlord are parties is determined to have been false or misleading in any material respect when made or furnished.

          (4) Any attempted assignment, sublease, mortgage or encumbrance in violation of Paragraph 15 above.

          (5) The occurrence of any Insolvency Event filed against Tenant by a third party other than Landlord which is not dismissed within thirty (30) days after such occurrence or the occurrence of any other Insolvency Event.

          (6) Any failure by Tenant to observe and perform any other provision of this Lease (or of the addenda attached hereto) to be observed or performed by Tenant, where such failure continues for fifteen (15) days (except where a different period is specified in this Lease or in the addenda) after written notice thereof by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure, and
     -- ---
provided, further, that if the nature of such default is such that the same cannot reasonably be cured within such fifteen (15) day period, Tenant shall not be deemed to be default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; but in no event shall any such cure period exceed ninety (90) days in the aggregate.

          (b) Remedies.  In the event of any such default by Tenant, then in
              --------
addition to all other remedies available to Landlord at law or in equity:

          (1) Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of such intention to terminate, in which event Landlord may recover from Tenant all of the following: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves reasonably could have been avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves reasonably could be avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law. As used in (i) and
(ii) above, the "worth at the time of award" shall be computed by allowing interest at the rate specified in Paragraph 36(a) below and as used in (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (2) Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

          (3) In the event Landlord elects to re-enter the Premises under (2) above or takes possession of the Premises pursuant to any proceeding or notice provided by law or Tenant vacates or abandons the Premises, but Landlord does not elect to terminate this Lease as provided in this Paragraph 25, Landlord may from time to time without terminating this Lease either recover from Tenant all rent as it becomes due or relet the Premises or any part thereof upon such terms and conditions as Landlord in its sole discretion may deem advisable, with the right of Landlord to make alterations and repairs to the Premises. In the event of any such reletting, rental and other charges received by Landlord therefrom shall be applied in the following order: (i) to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, (ii) to the payment of all costs of such reletting, (iii) to the payment of the cost of any alterations and repairs to the Premises, and (iv) to the payment of rent and other charges due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent and other charges due hereunder, as the same may become due. In the event the rental and other charges received by Landlord from such reletting are at any time less than the then aggregate of (i) through (iv) above, Tenant shall pay such deficiency to Landlord immediately upon demand therefor, but not more often than monthly.

          (4) No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 25 shall be construed as an election to terminate this Lease unless a written notice of such intention shall be given to Tenant or unless such termination shall be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

          (5) In any action for unlawful detainer commenced by Landlord against Tenant by reason of any default hereunder, the reasonable rental value of the Premises for the period of the unlawful detainer shall be the amount of rent reserved in this Lease for such period, unless Landlord or Tenant shall prove to the contrary by competent evidence. The rights and remedies reserved to Landlord herein, including those not specifically described, shall be cumulative and, except as otherwise provided by then applicable California law, Landlord may pursue any or all of such rights and remedies at the same time or otherwise.

          (6) Provided that Landlord serves notice in accordance with the provisions of this Paragraph 25 and Paragraph 23 above, Tenant hereby waives any notice required by Section 1161 of the California Code of Civil Procedure.

          (c) Default by Landlord.  Landlord shall not be in default or breach
              -------------------
of this Lease unless Landlord fails to observe or perform an obligation required under this Lease to be observed or performed by Landlord and such failure continues for thirty (30) days (except where a different period is specified in this Lease) after written notice thereof by Tenant to Landlord; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period, Landlord shall not be deemed to be default if Landlord shall within such period commence such cure and thereafter diligently prosecute the same to completion.

                                 HOLDING OVER
                                 ------------

PARAGRAPH 26

          If Tenant holds over after the expiration or earlier termination of the Term without the express written consent of Landlord, Tenant shall become a tenant at sufferance only at either the then prevailing market rate, as determined by Landlord in its sole and absolute discretion, for the Premises or, at Landlord's option, one hundred fifty percent (150%) of the Basic Annual Rental, in each case in effect upon the date of such expiration or earlier termination (subject to such adjustments as may be provided for in Paragraph 2 above and prorated on a daily basis) and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal of this Lease. The foregoing provisions of this Paragraph are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law, including without limitation Landlord's right to receive damages, consequential and direct, sustained by reason of Tenant's retention of possession.


                             CONDITION OF PREMISES
                             ---------------------

PARAGRAPH 27

          (a) Possession of Premises.  Tenant acknowledges that except as may be
              ----------------------
expressly specifically provided herein, if at all, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project or with respect to the suitability of any part of the same for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in a good and sanitary order, condition and repair acceptable to Tenant.

          (b) Surrender of Premises.  Upon the expiration or early termination
              ---------------------
of this Lease, Tenant shall surrender the Premises to Landlord in safe, clean and good condition (except for ordinary wear and tear associated with normal office use) and free of Hazardous Materials. Tenant shall remove all of its personal property as of the expiration date or termination date, as the case may be. In addition, at Landlord's option, Landlord may require Tenant to remove all alterations installed by Tenant or for Tenant's benefit at the Premises. If Tenant shall remove or restore any such property or alterations, Tenant shall
repair any damage arising from such removal.   The terms of this Paragraph

27(b) shall survive the expiration or earlier termination of this Lease.


                                QUIET POSSESSION
                                ----------------

PARAGRAPH 28

          Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term, subject to all the provisions of this Lease.


                                NOTICE OF DAMAGE
                                ----------------

PARAGRAPH 29

          Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or at the Project or of any defects discovered therein or in their fixtures or equipment.


                                 GOVERNING LAW
                                 -------------

PARAGRAPH 30

                                 This Lease shall be governed by, and construed
in accordance with the laws of the State of California.


                           COMMON FACILITIES; PARKING
                           --------------------------

PARAGRAPH 31

          (a) Right to Use Common Facilities.  Tenant shall have the non-
              ------------------------------
exclusive right, in common with others, to the use of any common entrances, ramps, drives and similar access and serviceways and other common facilities in the Project. The rights of Tenant hereunder in and to the common facilities shall at all times be subject to the rights of Landlord and other tenants and owners in the Project who use the same in common with Tenant, and it shall be the duty of Tenant to keep all the common facilities free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operations. Tenant shall not use the common areas of the Building or the Project, including, without limitation, the Building's electrical room, parking lot or trash enclosures, for storage purposes. Nothing herein shall affect the right of Landlord at any time to remove any persons not authorized to use the common facilities from such facilities or to prevent the use of such facilities by unauthorized persons.

          (b) Changes in Common Facilities.  Landlord reserves the right, at any
              ----------------------------
time and from time to time to (i) make alterations in or additions to the common areas or facilities of the Project, including, without limitation, constructing new buildings or changing the location, size, shape or number of the driveways, entrances, parking spaces, parking areas, loading and unloading areas, landscape areas and walkways, (ii) designate property to be included in or eliminate property from the common areas or facilities of the Project, (iii) close temporarily any of the common areas or facilities of the Project for maintenance purposes, and (4) use the common areas and facilities of the Project while engaged in making alterations in or additions and repairs to the Project; provided, however, that reasonable access to the Premises and parking at or near the Project remains available.

          (c) Parking.  Tenant shall have the right to use the number of parking
              -------
spaces indicated on Item 14 of the Basic Lease Provisions on an unassigned basis on that portion of the Project designated by Landlord from time to time for parking. The parking spaces shall be used for parking only by vehicles no larger than full-sized passenger automobiles or pick-up trucks, and, except as provided in the following sentence, Tenant shall park no vehicles at the Project overnight. Tenant's employees may park at the Project overnight when such employees are working, and Tenant shall have the right to store one company-owned vehicle at the Project overnight. Landlord shall have the right to impose rules and regulations on parking at the Project. Landlord shall also have the right, in addition to all other rights and remedies that it may have under this Lease, to remove or tow away a vehicle which is in violation of Landlord's rules, without prior notice to Tenant, and Tenant shall pay the cost thereof to Landlord within ten (10) days after notice from Landlord to Tenant. Upon any sale by Landlord of any building located at the Project, Landlord shall have the right to alter the parking area.


                                    SIGNAGE
                                    -------

PARAGRAPH 32

          Tenant shall not install any signage within the Project, the Building or the Premises without obtaining the prior written approval of Landlord, and Tenant shall be responsible for the maintenance of any such signage installed by Tenant. Any such signage shall comply with Landlord's current Project signage criteria and all applicable governmental requirements.

                                 SUCCESSORS AND ASSIGNS
                                 ----------------------

PARAGRAPH 33

          Except as otherwise provided in this Lease, and subject to the terms of Paragraph 15 above, all of the covenants, conditions, and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.


                                    BROKERS
                                    -------

PARAGRAPH 34

          Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in Item 12 of the Basic Lease Provisions as the "Cooperating Broker", and that it knows of no other real estate broker or agent who is or might be entitled to a commission or finder's or similar fee in connection with this Lease. Tenant agrees to indemnify, protect, defend and hold Landlord harmless from and against any and all costs, expenses and liabilities for any compensation claimed by any such broker in excess of the maximum commission previously disclosed in writing to Landlord or claimed by any other broker, finder or agent in connection with the negotiation of this Lease other than brokers claiming solely through Landlord.


                                      NAME
                                      ----

PARAGRAPH 35

          Tenant shall not, without the prior written consent of Landlord, use the name of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises and in no event shall Tenant acquire any rights in or to such names.


                              EXAMINATION OF LEASE
                              --------------------

PARAGRAPH 36

          Submission of this Lease for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                 INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGE
                 ---------------------------------------------

PARAGRAPH 37

          (a) Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the lesser of eighteen percent (18%) per annum or the maximum rate then permitted by law in this context from the date such payment is due until paid. The rate so determined shall continue in effect following any default by Tenant pursuant to this Lease. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

          (b) In the event Landlord does not receive any installment of rent due under this Lease on the date such installment is due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquent installment of rent. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that will be incurred by Landlord in processing each delinquent payment of rent by Tenant and that such late charge shall be paid to Landlord as liquidated damages for each delinquent payment pursuant to
Section 1671 of the California Civil Code. The parties further agree that the payment of late charges and the payment of interest provided for in Paragraph 36(a) above are distinct and separate from one another in that the payment of interest is to compensate Landlord for its inability to use the money improperly withheld by Tenant, while the payment of late charges is to compensate Landlord for its additional administrative expenses in handling and processing delinquent payments.


                                      TIME
                                      ----

PARAGRAPH 38

                                 Time is and shall be of the essence of this
Lease and each and all of its provisions.


                      DEFINED TERMS AND MARGINAL HEADINGS
                      -----------------------------------

PARAGRAPH 39

          The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant under this Lease, the obligations of such persons shall be joint and several. Whenever under the provisions of this Lease Landlord is required or agrees to take certain action, Landlord's obligation to do so shall be deemed fulfilled if Landlord causes such action to be taken by any other person. The marginal headings and titles to the Paragraphs and other divisions of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                         PRIOR AGREEMENTS; SEVERABILITY
                         ------------------------------

PARAGRAPH 40

          This Lease, including all of the Addenda and Exhibits attached hereto, contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. If any term or provision of this Lease the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.


                              CORPORATE AUTHORITY
                              -------------------

PARAGRAPH 41

          Each individual executing this Lease on behalf of Landlord and Tenant represents and warrants that (a) such individual has full power and authority to execute this Lease on behalf of its party, and (b) the execution and delivery of this Lease have been duly authorized by such party. If Tenant is a corporation Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant authorizing or ratifying the execution of this Lease.


                        NO LIGHT, AIR OR VIEW EASEMENTS
                        -------------------------------

PARAGRAPH 42

          Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building or the Project shall in no way affect this Lease or impose any liability on Landlord.


                              LANDLORD'S APPROVALS
                              --------------------

PARAGRAPH 43

          In no event shall the review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease be deemed to be an approval of or representation or warranty as to the adequacy, accuracy, sufficiency or soundness of any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord shall be for the sole purpose of protecting Landlord's interests in the Building and the Project and under this Lease and no third parties shall have any rights pursuant thereto.


                               EXERCISE FACILITY
                               -----------------

PARAGRAPH 44

          Tenant agrees to inform all employees of Tenant of the following: (i) the exercise facility is available for the use of the employees of tenants of the Project only and for no other person; (ii) use of the facility is at the risk of Tenant or Tenant's employees, and all users must sign a release; (iii) the facility is unsupervised; and (iv) users of the facility must report any needed equipment maintenance or any unsafe conditions to the Landlord immediately. Landlord may discontinue providing such facility at Landlord's sole option at any time without incurring any liability. As a condition to the use of the exercise facility, Tenant and each of Tenant's employees that uses the exercise facility shall first sign a written release in form and substance acceptable to Landlord. Landlord may change the rules and/or hours of the exercise facility at any time, and Landlord reserves the right to deny access to the exercise facility to anyone due to misuse of the facility or noncompliance with rules and regulations of the facility. Tenant will indemnify, defend and hold harmless Landlord from any claims, liabilities or damages resulting from use of the exercise facility in the Project by Tenant, Tenant's employees or invitees.


                                 MISCELLANEOUS
                                 -------------

PARAGRAPH 45

          (a) At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within five (5) days after written demand from Landlord to Tenant, any quitclaim deed or other document as may be reasonably requested by any title insurance company to remove this Lease as a matter affecting title to the Premises.

          (b) Tenant acknowledges that the liability of Landlord with respect to its obligations pursuant to this Lease is limited to Landlord's equity interest in the Building. Tenant shall look solely to Landlord's equity interest in the Building to satisfy any claim or judgment against or any liability or obligation of Landlord to Tenant. No recourse shall be had by Tenant against Landlord or the assets of Landlord (other than the equity interest of Landlord in the Building) to satisfy any claim or judgment of Tenant against Landlord or any obligation or liability of Landlord to Tenant.


                              WAIVER OF JURY TRIAL
                              --------------------

PARAGRAPH 46

          Landlord and Tenant (including any assignee, successor or personal representative of such party) HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either Landlord against Tenant or Tenant against Landlord on any matter whatsoever arising out of, or in any way connected with, this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any law, statute, or regulation, emergency or otherwise, now or hereafter in effect. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND EACH PARTY HAS RECEIVED THE ADVICE OF COUNSEL WITH RESPECT TO SUCH WAIVER. IT IS THE INTENTION OF THE PARTIES THAT THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. BY EXECUTING THIS LEASE, LANDLORD AND TENANT AGREE THAT THIS PROVISION MAY BE FILED BY ANY PARTY HERETO WITH THE CLERK OR JUDGE BEFORE WHOM ANY ACTION IS INSTITUTED, WHICH FILING SHALL CONSTITUTE THE WRITTEN CONSENT TO A WAIVER OF JURY TRIAL REQUIRED PURSUANT TO AND IN ACCORDANCE WITH SECTION 631 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                                OPTION TO EXTEND
                                ----------------

PARAGRAPH 47

          (a) Landlord hereby grants to Tenant one (1) option (the "Option") to extend the initial five-year Term (the "Initial Term") for an additional five
(5) years (the "Option Term"), but only in strict accordance with the terms and conditions set forth below:

          (1) The Option must be exercised, if at all, by written notice to Landlord at least nine (9) and not more than twelve (12) months prior to the Expiration Date of the Initial Term. All of the terms and conditions of the Lease applicable as of such Expiration Date shall continue to apply during the Option Term, except that the Basic Annual Rent during the Option Term shall be the greater of (i) the Prevailing Market Rental as of the date of the Landlord's Notice (both as defined below), or (ii) the Basic Annual Rent in effect immediately prior to the Expiration Date of the Initial Term.

          (2) The "Prevailing Market Rental" shall mean and include all rental and other monetary payments, together with all escalations, including, without limitation, consumer price indexing, which the Landlord could obtain from a third party desiring to lease the Premises for the Option Term, taking into account the age of the Building, the size, location and floor level of the Premises, the quality of construction of the Building and the Premises, the services provided under the terms of the Lease, the rental then being obtained for new leases of space comparable to the Premises in the San Mateo County area and all other factors that would be relevant to such third party; provided, however, that Prevailing Market Rental shall be stated net of any free rent concessions included in such market rental and no allowance or credit for the construction of tenant improvements (or reduction in rental as a result of the absence of such allowance or credit) shall be taken into account in determining Prevailing Market Rental.

          (3) In the event Tenant exercises the Option, Landlord shall determine the Prevailing Market Rental and shall use commercially reasonable efforts to notify Tenant of the Prevailing Market Rental at least one hundred fifty (150) days prior to the Expiration Date of the Initial Term (the "Landlord's Notice"). Within thirty (30) days following its receipt of the Landlord's Notice, Tenant shall deliver written notice ("Tenant's Notice") to Landlord either accepting the Prevailing Market Rental set forth in the Landlord's Notice or revoking the Option. Failure to timely give a proper Tenant's Notice shall be conclusively deemed to be Tenant's waiver and revocation of the Option.

          (b) Upon the occurrence of any of the following events, Landlord shall have the option, exercisable at any time prior to the commencement of the Option Term, to terminate all of the provisions of this Paragraph 47 whereupon no prior or subsequent exercise of the Option shall be of any force or effect:

          (1) Tenant's failure to timely exercise the Option in strict accordance with Paragraph 47(a)(1) above or to timely deliver a proper Tenant's Notice in strict accordance with Paragraph 47(a)(3) above.

          (2) The existence at the time Tenant exercises the Option or as of the commencement of the Option Term of any default on the part of Tenant under the Lease or of any state of facts which with the passage of time or the giving of notice, or both, would constitute such a default.

          (3) Tenant's third default under the Lease prior to the commencement of the Option Term, notwithstanding that all such defaults may subsequently be cured.

          (4) Tenant's assignment or subleasing of all or any portion of the Premises.

          (c) The Option is personal to Telegen Corporation, a California corporation, and any Affiliate (as defined below), and may not be exercised by, and shall not be transferable to, any other person or entity. As used herein, "Affiliate" shall mean an entity in which Telegen Corporation has not less than a fifty-one percent (51%) interest.

          (d) Without limiting the generality of Paragraph 38 of the Lease, time shall be of the essence with respect to all of the provisions of this Paragraph 47.

                                   EXHIBIT A

                              SITE PLAN OF PROJECT

                              Exhibit A - Page 1

                                   EXHIBIT B

                             SITE PLAN OF PREMISES

                              Exhibit B - Page 1

                                   EXHIBIT C

                           CONFIRMATION OF LEASE TERM



          THIS MEMORANDUM is made on ____________________, 19___, between _____________________________________ ("Landlord"), and
_____________________________________ ("Tenant"), who entered into a lease dated for reference purposes as of ________________, 19___, covering certain premises located at Seaport Centre, Redwood City, California, which premises are commonly known as ________________, California. All capitalized terms, if not defined herein, shall be defined as they are defined in the Lease.

          1. The parties to this Memorandum hereby agree that the date of _________________, 19___ is the "Commencement Date" of the Term and that
_______________, 19___ is the "Expiration Date" of the Term.

          2.  Tenant hereby confirms the following:

              (a) That it has accepted possession of the Premises pursuant to the terms of the Lease;

              (b) That Landlord has fulfilled all of its duties of an inducement nature;

              (c) That the Lease has not been modified, altered or amended, except as follows:

                   ____________________________________________________________
                   ____________________________________________________________
                   ____________________________________________________________
                   ____________________________________________________________

              (d) That there are no offsets or credits against rentals, nor has any security deposit been paid except as provided pursuant to the terms of the Lease; and

              (e) That the Lease is in full force and effect.

                                   EXHIBIT D

                         PERMITTED HAZARDOUS MATERIALS

                              Exhibit C - Page 2

                                   EXHIBIT E

                                     PLANS

                              Exhibit D - Page 1